As filed with the Securities and Exchange Commission on February 28, 2007.

Registration Nos. 2-11522

811-173

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 75	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 34

DODGE & COX FUNDS

(Exact Name of Registrant as Specified in Charter)

555 California Street, 40th Floor,

San Francisco, CA 94104

(Address of Principal Executive Office)

Registrant’s Telephone Number including Area Code: (415) 981-1710

Thomas M. Mistele, Esq., 555 California Street, 40th Floor, San Francisco, CA 94104

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date of a previously filed post-effective amendment.

For More Information

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI) and Code of Ethics

The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus is legally a part of) this prospectus. The Code of Ethics describes the personal investing policies adopted by the Funds and Dodge & Cox.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, MA 02266-8422

Telephone: (800) 621-3979

Internet: www.dodgeandcox.com

The Funds’ reports, SAI and Code of Ethics are available at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. (1-202-942-8090) or on the EDGAR database on the SEC’s internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Funds’ Investment Company Act file no. 811-173

Stock Fund

Established 1965

(Closed to New Investors)

International Stock Fund

Established 2001

Balanced Fund

Established 1931

(Closed to New Investors)

Income Fund

Established 1989

Prospectus

May 1, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

05/07 PR       Printed on recycled paper

Stock Fund	International Stock Fund
Established 1965	Established 2001
(Closed to New Investors)
Balanced Fund	Income Fund
Established 1931	Established 1989
(Closed to New Investors)

The Funds’ investment manager, Dodge & Cox, was founded in 1930 and managed over $212 billion for individual and institutional investors in mutual fund and private accounts as of December 31, 2006. Dodge & Cox is one of the largest privately owned investment advisers in the United States.

Prospectus

May 1, 2007

Table of Contents

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

RISK/RETURN SUMMARY

DODGE & COX FUNDS (Trust) is a family of four no-load mutual funds: Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund (Funds). Each Fund is a diversified series of the Trust. The Trust is registered with the Securities and Exchange Commission (SEC) as an open-end management investment company.

Dodge & Cox Stock Fund

(Closed to New Investors)

Investment Objectives

The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Principal Investment Strategies

The Fund invests primarily in a broadly diversified portfolio of common stocks. In selecting investments, the Fund invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise and the reputation, experience and competence of a company’s management are weighed against valuation in selecting individual securities.

For details about the Fund’s investment program, please see the Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings section.

Principal Risks of Investing

You could lose money on your investment in the Fund, or the Fund could underperform other investments, for any of the following reasons:

•	The stock market goes down.

•	The market continues to undervalue the stocks in the Fund’s portfolio.

•	Dodge & Cox’s opinion about the intrinsic worth of a company or security is incorrect.

Performance Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past 10 calendar years.

The table shows how the Fund’s average annual total returns for one, five and ten years compare to those of the Standard & Poor’s® 500 Composite Index (S&P 500). The S&P 500® is a widely recognized, unmanaged index of common stock prices.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Average annual total returns for the periods ended 12/31/06

	1 Year	5 Years	10 Years
Dodge & Cox Stock Fund
Return before taxes	18.54%	12.84%	14.23%
Return after taxes on distributions	17.52	12.10	12.49
Return after taxes on distributions and sale of Fund shares	13.36	11.00	11.78
S&P 500 (reflects no deduction for expenses or taxes)	15.79	6.18	8.42

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax

2  /  Dodge & Cox Funds

returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(paid directly from your investment)

Sales load imposed on purchases	None
Deferred sales load	None
Sales load imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(deducted from Fund assets)

Management fees	.50%
Distribution (12b-1) and/or service fees	None
Other expenses (transfer agent, custodial, accounting, legal, etc.)	.02%

Total Fund Operating Expenses	.52%

EXAMPLE:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

This example should not be considered to represent actual expenses or performance from the past or for the future.

Dodge & Cox International Stock Fund

Investment Objective

The Fund seeks long-term growth of principal and income.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities issued by non-U.S. companies from at least three different foreign countries, including emerging markets. The Fund focuses on countries whose economic and political systems appear more stable and are believed to provide some protection to foreign shareholders. The Fund invests primarily in medium-to-large well established companies based on standards of the applicable market.

In selecting investments, the Fund invests primarily in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund also focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise and the reputation, experience and competence of a company’s management are weighed against valuation in selecting individual securities.

For details about the Fund’s investment program, please see the Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings section.

Principal Risks of Investing

You could lose money on your investment in the Fund, or the Fund could underperform other investments, for any of the following reasons:

•	The stock markets in the countries in which the Fund invests go down.

•	Markets continue to undervalue the stocks in the Fund’s portfolio.

•	Dodge & Cox’s opinion about the intrinsic worth of a company or security is incorrect.

Since the Fund invests primarily in securities of foreign companies, there is a greater risk that the Fund’s share price will fluctuate more than if the Fund invested in U.S. issuers. Prices of foreign securities may go down (as well as your investment) for any of the following additional reasons:

•	Unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies.

Dodge & Cox Funds  /  3

•	A decline in the value of foreign currencies relative to the U.S. dollar, which reduces the unhedged value of securities denominated in those currencies.

•	Foreign securities are sometimes less liquid, more volatile and harder to value than securities of U.S. issuers.

•	Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies.

Performance Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the Fund’s returns only for the calendar years 2002 through 2006, since the Fund did not begin operations as a registered investment company until April 30, 2001.

The table shows how the Fund’s average annual total returns for one year, five years and since inception compare to that of the Morgan Stanley Capital® International, Europe, Australasia, Far East Index (MSCI EAFE). The MSCI® EAFE® is an unmanaged index of the world’s stock markets, excluding the United States.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Average annual total returns for the periods ended 12/31/06

	1 Year	5 Years	Since Inception (5/1/01)
Dodge & Cox International Stock Fund
Return before taxes	28.00%	20.77%	16.60%
Return after taxes on distributions	27.65	20.55	16.36
Return after taxes on distributions and sale of Fund shares	19.02	18.48	14.70
MSCI EAFE (reflects no deduction for expenses or taxes)	26.35	14.98	9.93

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(paid directly from your investment)

Sales load imposed on purchases	None
Deferred sales load	None
Sales load imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(deducted from Fund assets)

Management fees	.60%
Distribution (12b-1) and/or service fees	None
Other expenses (transfer agent, custodial, accounting, legal, etc.)	.06%

Total Fund Operating Expenses	.66%

EXAMPLE:   This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

•	Your investment has a 5% return each year; and

4  /  Dodge & Cox Funds

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822

This example should not be considered to represent actual expenses or performance from the past or for the future.

Dodge & Cox Balanced Fund

(Closed to New Investors)

Investment Objectives

The Fund seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income.

Principal Investment Strategies

The Fund invests in a diversified portfolio of common stocks, preferred stocks and fixed-income securities. In selecting equity investments, the Fund invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market and have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise and the reputation, experience and competence of a company’s management are weighed against valuation in selecting individual securities.

Fixed-income investments primarily include investment-grade (top four credit ratings): U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs), and other fixed-income securities. To a lesser extent, the Fund may also invest in below investment-grade fixed-income securities. The proportions held in the various fixed-income securities will be revised in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In selecting fixed-income securities, Dodge & Cox considers many factors, including yield-to-maturity, quality, liquidity, call risk, current yield and capital appreciation potential.

While the mix of equity and fixed-income securities will vary depending on Dodge & Cox’s outlook on the markets, no more than 75% of total assets will be invested in common stocks, preferred stocks and that portion of the value of convertible securities attributable to the conversion right.

For details about the Fund’s investment program, please see the Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings section.

Principal Risks of Investing

You could lose money on your investment in the Fund, or the Fund could underperform other investments, for any of the following reasons:

Equity Securities

•	The stock market goes down.

•	The market continues to undervalue the stocks in the Fund’s portfolio.

•	Dodge & Cox’s opinion about the intrinsic worth of a company or security is incorrect.

Fixed-Income Securities

•	Prices decline due to rising interest rates.

•	A price declines due to a deterioration in the issuer’s financial condition, or the issuer fails to repay interest and/or principal in a timely manner.

•	Dodge & Cox’s opinion about the creditworthiness of a company or intrinsic worth of a security is incorrect.

•

Early repayment of principal (e.g., prepayment of principal due to sale of the underlying property, refinancing or foreclosure) of mortgage-related securities (or other callable securities) exposes the Fund to a potential loss on any premium to face value paid and to a lower rate of return upon reinvestment of principal. In addition, changes in the rate of prepayment also affect the price and price volatility of a mortgage-related security.

•

Certain U.S. government sponsored enterprises (GSEs) (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)) may be chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury. In the event that these GSEs cannot meet their obligations, there can be no assurance that the U.S. government would provide support, and the Fund’s performance could be adversely impacted.

The Fund’s balance between stocks and fixed-income securities could limit its potential for capital appreciation relative to an all-stock fund.

Dodge & Cox Funds  /  5

Performance Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past 10 calendar years.

The table shows how the Fund’s average annual total returns for one, five and ten years compare to a Combined Index consisting of 60% of the Standard & Poor’s® 500 Composite Index (S&P 500) and 40% of the Lehman Brothers® Aggregate Bond Index (LBAG). The S&P 500 and LBAG are widely recognized, unmanaged indices of common stock prices and U.S. dollar-denominated, investment-grade fixed-income securities, respectively.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Average annual total returns for the periods ended 12/31/06

	1 Year	5 Years	10 Years
Dodge & Cox Balanced Fund
Return before taxes	13.84%	10.68%	11.79%
Return after taxes on distributions	12.48	9.51	9.68
Return after taxes on distributions and sale of Fund shares	10.00	8.75	9.23
Combined Index (60% S&P 500 & 40% LBAG) (reflects no deduction for expenses or taxes)	11.11	5.98	7.88
S&P 500 (reflects no deduction for expenses or taxes)	15.79	6.18	8.42
LBAG (reflects no deduction for expenses or taxes)	4.33	5.06	6.24

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(paid directly from your investment)

Sales load imposed on purchases	None
Deferred sales load	None
Sales load imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(deducted from Fund assets)

Management fees	.50%
Distribution (12b-1) and/or service fees	None
Other expenses (transfer agent, custodial, accounting, legal, etc.)	.02%

Total Fund Operating Expenses	.52%

EXAMPLE:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

This example should not be considered to represent actual expenses or performance from the past or for the future.

6  /  Dodge & Cox Funds

Dodge & Cox Income Fund

Investment Objectives

The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of high-quality bonds and other fixed-income securities, including U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs) and other fixed-income securities rated A or better by either Standard & Poor’s Ratings Group (S&P), Fitch Ratings (Fitch) or Moody’s Investors Service® (Moody’s) or equivalently rated by any other nationally recognized statistical rating organization (NRSRO). To a lesser extent, the Fund may also invest in fixed-income securities rated Baa or lower by Moody’s or BBB or lower by S&P or Fitch or equivalently rated by any NRSRO. An explanation of Moody’s, Fitch’s and S&P’s rating groups is included in Appendix A to the Statement of Additional Information (SAI).

The proportions held in the various fixed-income securities will be revised in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In selecting securities, Dodge & Cox considers many factors, including yield-to-maturity, quality, liquidity, call risk, current yield and capital appreciation potential.

For details about the Fund’s investment program, please see the Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings section.

Principal Risks of Investing

You could lose money on your investment in the Fund, or the Fund could underperform other investments, for any of the following reasons:

•	Prices decline due to rising interest rates.

•	A price declines due to a deterioration in the issuer’s financial condition, or the issuer fails to repay interest and/or principal in a timely manner.

•	Dodge & Cox’s opinion about the creditworthiness of a company or intrinsic worth of a security is incorrect.

•

Early repayment of principal (e.g., prepayment of principal due to sale of the underlying property, refinancing or foreclosure) of mortgage-related securities (or other callable securities) exposes the Fund to a potential loss on any premium to face value paid and to a lower rate of return upon reinvestment of principal. In addition, changes in the rate of prepayment also affect the price and price volatility of a mortgage-related security.

•

Certain U.S. government sponsored enterprises (GSEs) (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)) may be chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury. In the event that these GSEs cannot meet their obligations, there can be no assurance that the U.S. government would provide support, and the Fund’s performance could be adversely impacted.

Performance Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year over the past 10 calendar years.

The table shows how the Fund’s average annual total returns for one, five and ten years compare to those of the Lehman Brothers® Aggregate Bond Index (LBAG). The LBAG is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed-income securities.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Dodge & Cox Funds  /  7

Average annual total returns for the periods ended 12/31/06

	1 Year	5 Years	10 Years
Dodge & Cox Income Fund
Return before taxes	5.30%	5.48%	6.52%
Return after taxes on distributions	3.51	3.73	4.32
Return after taxes on distributions and sale of Fund shares	3.41	3.65	4.23
LBAG (reflects no deduction for expenses or taxes)	4.33	5.06	6.24

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(paid directly from your investment)

Sales load imposed on purchases	None
Deferred sales load	None
Sales load imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(deducted from Fund assets)
Management fees	.40%
Distribution (12b-1) and/or service fees	None
Other expenses (transfer agent, custodial, accounting, legal, etc.)	.04%

Total Fund Operating Expenses	.44%

EXAMPLE:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555

This example should not be considered to represent actual expenses or performance from the past or for the future.

8  /  Dodge & Cox Funds

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS

AND DISCLOSURE OF PORTFOLIO HOLDINGS

This section takes a closer look at the investment objectives of each Fund, their principal investment strategies and certain risks of investing in each Fund. This section also provides information regarding the Funds’ disclosure of portfolio holdings.

Dodge & Cox Stock Fund

Investment Objectives and Principal Investment Strategies

The Fund’s primary objective is to provide shareholders with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investment cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks including those securities of foreign issuers included in the S&P 500. The Fund may also purchase other types of securities, for example, preferred stocks and debt securities which are convertible into common stock (or which, in the opinion of Dodge & Cox, have predominantly common stock investment characteristics). The Fund may also invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts (ADRs)) that are not included in the S&P 500. Further information about specific investments is provided under Additional Information on Investments.

Moderate reserves in cash or short-term fixed-income securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated money market securities. As a result of taking this defensive position, the Fund may not achieve its investment objectives. Nevertheless, the long-term emphasis is to maintain a fully invested equity fund.

Securities selected for the Fund are predominantly those which, in the view of Dodge & Cox, have positive prospects for long-term growth of principal and income not reflected in the current price. Prospective earnings, cash flow and dividends are considered in making these stock selections. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise and the reputation, experience and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund’s policies as described above may be changed without shareholder approval; however, these policies will not be changed without 60 days prior notice to shareholders.

In an attempt to minimize unforeseen risks in holding the securities of a single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in security holdings, purchases are made with a view to long-term holding and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2006, 2005, and 2004, were 14%, 12% and 11%, respectively.) However, during rapidly changing economic, market and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes). It is the general practice of the Fund to invest in securities with ready markets, mainly issues listed on national securities exchanges. In seeking to achieve the objectives of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

Dodge & Cox International Stock Fund

Investment Objective and Principal Investment Strategies

The Fund’s objective is to provide shareholders with an opportunity for long-term growth of principal and income. This objective may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investment cannot be avoided, nor is there any assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities issued by non-U.S. companies from at least three different foreign countries, including emerging markets. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks, preferred stocks, securities convertible into common stocks and securities that carry the right to buy common stocks of non-U.S. companies excluding non-U.S. companies included in the S&P 500. The Fund also invests in American, European and Global Depositary Receipts. Further information about specific investments is provided under Additional Information on Investments.

Dodge & Cox Funds  /  9

Moderate reserves in cash or short-term fixed-income securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated money market securities. As a result of taking this defensive position, the Fund may not achieve its investment objective. Nevertheless, the long-term emphasis is to maintain a fully invested equity fund.

Securities selected for the Fund are predominantly those which, in the view of Dodge & Cox, have positive prospects for long-term growth of principal and income not reflected in the current price. Prospective earnings, cash flow and dividends are considered in making these stock selections. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise and the reputation, experience and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund’s policies as described above may be changed without shareholder approval; however, these policies will not be changed without 60 days prior notice to shareholders.

In an attempt to minimize unforeseen risks in holding the securities of a single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in security holdings, purchases are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2006, 2005, and 2004, were 9%, 7%, and 6%, respectively.) However, during rapidly changing economic, market and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes). It is the general practice of the Fund to invest in foreign securities with ready markets, mainly issues listed on U.S. and foreign national securities exchanges. In seeking to achieve the objectives of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

Dodge & Cox Balanced Fund

Investment Objectives and Principal Investment Strategies

The Fund’s objectives are to provide shareholders with regular income, conservation of principal and an opportunity for long-term growth of principal and income. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investment cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved. Reasonable appreciation in favorable periods and conservation of principal in adverse times are objectives that require flexibility in managing the assets of the Fund under constantly changing investment conditions. Therefore, the proportions held in common and preferred stocks and fixed-income securities are revised by Dodge & Cox when considered advisable in light of Dodge & Cox’s appraisal of business and investment prospects.

Under normal circumstances, it is the policy of the Fund to maintain no more than 75% of its total assets in common stocks, preferred stocks and that portion of the value of convertible securities attributable to the conversion right including securities of foreign issuers included in the S&P 500. Fixed-income securities are held for their relative stability of principal and income, as well as for a reserve which can be used to take advantage of investment opportunities. The Fund may also invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs and Yankee bonds) that are not included in the S&P 500. Moderate reserves in cash or short-term fixed-income securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated money market securities. As a result of taking this defensive position, the Fund may not achieve its investment objectives. Further information about specific investments is provided under Additional Information on Investments.

It is the Fund’s policy to invest the fixed-income portion of the Fund primarily in investment-grade debt securities rated Baa or higher by Moody’s or BBB or higher by S&P or Fitch or equivalently rated by any NRSRO. A maximum of 20% of the fixed-income portion of the Fund may be invested in debt obligations rated below investment grade if, in the opinion of Dodge & Cox, they are of suitable quality, provide attractive investment opportunities and have a minimum rating of B by Moody’s, S&P or Fitch or equivalently rated by any NRSRO. Unrated debt securities may be purchased if deemed to be of investment grade quality by Dodge & Cox. Securities rated Baa or BBB or below have speculative characteristics. Securities rated B may yield a higher level of current income than higher-quality securities, but generally have less liquidity, greater credit risk and more price volatility. An explanation of Moody’s, Fitch’s and S&P’s rating categories is included in Appendix A to the SAI.

A substantial portion of the Fund’s assets will be maintained in common stocks which, in the view of Dodge & Cox, have positive prospects for long-term growth of principal and income not reflected in the current price. Prospective earnings, cash flow and dividends are considered in making these stock selections. The level of security prices and the trend of business activity are considered in determining the total investment position of the Fund in equities at any time. Various other factors, including financial strength, economic condition, competitive advantage, quality of the

10  /  Dodge & Cox Funds

business franchise and the reputation, experience and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund’s policies as described above may be changed without shareholder approval; however, these policies will not be changed without 60 days prior notice to shareholders.

The proportion of the Fund’s assets held in the various fixed-income securities will be revised as appropriate in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration including yield-to-maturity, quality, liquidity, call risk, current yield and capital appreciation potential.

In an attempt to minimize unforeseen risks in holding the securities of a single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in security holdings, purchases are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2006, 2005, and 2004 were 20%, 18%, and 18%, respectively.) However, during rapidly changing economic, market and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes). It is the general practice of the Fund to invest mainly in equity securities listed on national securities exchanges and securities with ready markets. In seeking to achieve the objectives of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

Dodge & Cox Income Fund

Investment Objectives and Principal Investment Strategies

The Fund’s primary objective is to provide shareholders with a high and stable rate of current income consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investment cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved.

The Fund seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in the following: (1) debt obligations issued or guaranteed by the U.S. government, its agencies or GSEs; (2) investment-grade debt securities rated Baa or higher by Moody’s, BBB or higher by S&P or Fitch or equivalently rated by any NRSRO, including U.S. dollar- denominated foreign issues and issues of supranational agencies; (3) unrated securities if deemed to be of investment-grade quality by Dodge & Cox; and (4) bankers’ acceptances, bank certificates of deposit, repurchase agreements and commercial paper. At least 65% of the Fund’s total assets will be invested in category (1) securities and in category (2) securities rated in the top three rating categories. The Fund will invest no more than 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. Further information about specific investments is provided under Additional Information on Investments.

No more than 20% of the Fund’s total assets may be invested in other fixed-income instruments including: debt obligations rated below investment grade if, in the opinion of Dodge & Cox, they are of suitable quality, provide attractive investment opportunities and have a minimum rating of B by Moody’s, Fitch or S&P or equivalently rated by any NRSRO; preferred stock; and corporate bonds convertible into common stocks or carrying warrants to purchase common stock. It should be noted that securities rated Baa or BBB or below have speculative characteristics. Securities rated B may yield a higher level of current income than higher-quality securities, but generally have less liquidity, greater credit risk and more price volatility. An explanation of Moody’s, Fitch’s and S&P’s rating categories is included in Appendix A to the SAI.

The proportion of the Fund’s assets held in the various fixed-income securities will be revised as appropriate in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration including yield-to-maturity, quality, liquidity, call risk, current yield and capital appreciation potential.

The Fund attempts to achieve its secondary objective of capital appreciation through such techniques as fundamental research (i.e., seeking a security or group of securities which Dodge & Cox believes to be undervalued) and by making gradual adjustments in the average maturity of the Fund’s portfolio.

The average maturity of the Fund’s portfolio at any given time depends, in part, on Dodge & Cox’s assessment of economic and market conditions and the relative yields of securities in the marketplace and Dodge & Cox’s expectation regarding the future level of inflation and interest rates. Dodge & Cox normally invests in an array of securities with short, intermediate and long maturities in varying proportions.

Purchases and sales of securities are generally made for long-term fundamental investment reasons rather than for short-term trading purposes. Nevertheless, Dodge & Cox may sell any of the

Dodge & Cox Funds  /  11

securities in the Fund, regardless of the length of time held, in seeking to achieve the objectives of the Fund.

Moderate reserves in cash or short-term fixed-income securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated money market securities. As a result of taking this defensive position, the Fund may not achieve its investment objectives.

In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis, purchase or sell securities for delayed delivery and lend portfolio securities. The Fund’s investment policies as set forth above may be changed without shareholder approval; however, these policies will not be changed without 60 days prior notice to shareholders.

Although there is no restriction on the number of changes in security holdings, purchases are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2006, 2005, and 2004 were 30%, 24%, and 30%, respectively.) However, during rapidly changing economic, market and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes). In seeking to achieve the objectives of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

Investment Restrictions

The Funds have adopted certain restrictions designed to achieve diversification of investment and to reduce investment risk. Each Fund may not: (a) with respect to 75% of the Fund’s total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, nor acquire more than 10% of the voting securities of any one issuer; (b) concentrate investments of more than 25% of the value of its total assets in any one industry; (c) borrow money in an amount greater than  1/3 of the Fund’s total assets (including the amount borrowed) (d) make loans, except to the extent permissible under applicable regulations. Restrictions (a) and (b) above do not apply to obligations issued or guaranteed by the U.S. government, its agencies or GSEs, or issues backed or collateralized by such obligations. The investment restrictions described in this paragraph and in the SAI may be changed only with the approval of that Fund’s shareholders.

The percentage limitations included in the investment restrictions and elsewhere in this prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Investment Risks

You should understand that all U.S. and foreign investments involve risks, and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund’s investment objective(s) will be attained. There are further risk factors described elsewhere in this prospectus and in the SAI.

Investments in stocks are subject to market risks that cause their prices to fluctuate over time (i.e., the possibility that stock prices will decline over short or extended periods). Prices of fixed-income securities are sensitive to changes in the market level of interest rates. In general, as interest rates rise, the prices of fixed-income securities fall, and conversely, as interest rates fall, the prices of these securities rise. Yields on short, intermediate and long-term securities are dependent on a variety of factors, including the general conditions of the money and fixed-income securities markets, the size of a particular offering, the terms and conditions of the obligation (e.g., maturity, coupon, and call features), and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater volatility than obligations with shorter maturities and lower yields. Furthermore, because yield levels on securities vary with changing interest rates, no specific yield on shares of a Fund can be guaranteed. Since the Dodge & Cox Income Fund and the fixed-income portion of the Dodge & Cox Balanced Fund will be invested primarily in investment-grade debt securities, the Funds generally will not yield as high a level of current income as funds that invest primarily in lower-quality debt securities which generally have less liquidity, greater market risk and greater price volatility. The value of stocks and fixed-income securities may also be affected by changes in the financial condition of, and other events affecting, specific issuers. Fluctuations in the value of the securities in which a Fund invests will cause the Fund’s share price to fluctuate. An investment in the Funds, therefore, may be more suitable for long-term investors who can bear the risk of short and long-term fluctuations in a Fund’s share price.

After purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security by a Fund. However, Dodge & Cox will consider such event in its determination of whether the Fund should continue to hold the security.

Foreign securities involve some special risks such as exposure to potentially adverse foreign political and economic developments; market instability; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; foreign taxes that could

12  /  Dodge & Cox Funds

reduce returns; higher transaction costs and foreign brokerage and custodian fees; inability to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments with respect to foreign investments in foreign courts; possible insolvency of a subcustodian or securities depository; and the risk that fluctuations in foreign exchange rates will decrease the investment’s value (although favorable changes can increase its value). These risk factors are increased by the Dodge & Cox International Stock Fund’s investments in emerging markets.

The Dodge & Cox Balanced Fund, with its mixture of investments in common stocks and fixed-income securities, may entail less investment risk (and a potentially lower return) than a mutual fund investing only in common stocks.

Dodge & Cox follows a disciplined approach to investing in which investment ideas are considered by investment committees and decisions are applied to all eligible clients (including the Funds and separate account clients) within a particular strategy. This process involves establishment of target allocations and securities position limits that are applied across all relevant client portfolios. It is possible that certain investment opportunities that would be available to a smaller mutual fund may not be available to the Funds due to factors related to the size of the Funds, including the inability of the Funds to take significant positions in limited investment opportunities or the inability of the Funds to add significantly to or dispose of existing securities positions. Any of these factors could negatively impact the investment performance of the Funds.

Disclosure of Portfolio Holdings

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

The Funds provide a complete list of their holdings four times in each fiscal year, as of the end of each quarter. The lists appear in the Funds’ First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Funds file the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s web site at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-SEC-0330 (general SEC number). A complete list of the Funds’ quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated for the subsequent quarter.

Additional Information on Investments

COMMON STOCKS (DODGE & COX STOCK FUND, DODGE & COX INTERNATIONAL STOCK FUND AND DODGE & COX BALANCED FUND) Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

PREFERRED STOCKS  Each Fund may invest in preferred stocks. Generally, a preferred stock has a specified dividend and ranks after bonds but before common stocks in its claim on income for dividend payments and on assets should the issuing company be liquidated.

CONVERTIBLE SECURITIES  Each Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with other features.

FOREIGN SECURITIES  Each Fund may invest in U.S. dollar-denominated securities of foreign issuers traded in the U.S. The Dodge & Cox International Stock Fund may also invest in foreign currency-denominated securities of foreign issuers. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks.

FOREIGN CURRENCIES — FORWARD CURRENCY CONTRACTS AND CURRENCY FUTURES (DODGE & COX INTERNATIONAL STOCK FUND) Many of the Fund’s investments face foreign currency exposure, for example, because they are denominated in foreign currencies. In managing currency exposure, the Fund may enter into forward currency contracts or currency futures contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified currency at a specified future time and at a specified price. Although some futures contracts by their terms call for actual delivery or acceptance of currency, in many cases the contracts are settled with a cash payment without the making or taking of delivery of the specified currency. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire

Dodge & Cox Funds  /  13

to “lock in” the U.S. dollar price of the security. The Fund will only enter into forward or futures contracts for hedging and not for purposes of speculation. The use of currency management (hedging) strategies by the Fund will involve transaction costs, and there is no assurance that such strategies will be used by the Fund or will be successful when used. The Fund could lose money through the use of currency management strategies.

U.S. GOVERNMENT OBLIGATIONS  A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies or GSEs. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank, the Federal Home Loan Banks and the U.S. Postal Service. Other agencies and GSEs are supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. GSEs include, among others, the Federal Home Loan Banks, the Federal Farm Credit Banks, Freddie Mac and Fannie Mae. No assurance can be given that the U.S. government would provide support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury.

Furthermore, with respect to the U.S. government securities purchased by the Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of a Fund’s shares. A Fund may invest in these securities if Dodge & Cox believes they offer an expected return commensurate with the risks assumed.

MORTGAGE PASS-THROUGH SECURITIES (DODGE & COX BALANCED FUND AND DODGE & COX INCOME FUND) Mortgage pass-through securities are guaranteed by an agency of the U.S. government or are issued by a private entity. These securities represent ownership in “pools” of mortgage loans and are called “pass-throughs” because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When a Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage security.

During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid more quickly than assumed rates. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayment of principal may benefit the portfolio. Conversely, in a rising interest rate environment, mortgage securities may be prepaid at a rate slower than expected. In this case, the current cash flow of the bond generally decreases. A slower prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the price and the price volatility of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS (DODGE & COX BALANCED FUND AND DODGE & COX INCOME FUND)  Collateralized mortgage obligations (CMOs) are private entity-, U.S. government agency- or GSE-issued multi-class bonds that are collateralized by U.S. government agency- or GSE-guaranteed mortgage pass-through securities. The issuer typically issues multiple classes, or “tranches”, of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. Dodge & Cox will purchase a tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of a Fund.

All CMOs purchased by a Fund will be issued or guaranteed by a U.S. government agency or GSE or have a AA or higher rating by either S&P, Fitch or Moody’s or equivalently rated by any NRSRO. To qualify for this rating, a CMO is structured so that even under conservative default, prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs which relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life and price of CMOs). In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rates. In this case, the current cash flow of the bond generally decreases. A reduced prepayment rate effectively lengthens the average life of the security and may adversely affect the price and price volatility of the security.

Additional information about the Funds’ investment policies and risks is contained in the SAI.

14  /  Dodge & Cox Funds

HOW TO PURCHASE SHARES

If the Fund’s transfer agent, Boston Financial Data Services, Inc. (Boston Financial Data Services), receives your request in good order before the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time (ET)), your transactions will be priced at that day’s net asset value per share (NAV). If your request is received after 4 p.m., it will be priced at the next business day’s NAV. The Funds are offered on a no-load basis. You do not pay sales commissions or 12b-1 distribution fees.

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

MINIMUM INVESTMENT	$2,500 (regular account); $1,000 (IRAs)	$100

BY MAIL

Regular Mail:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, MA 02266-8422

Express, Certified or Registered Mail:

Dodge & Cox Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Complete and sign the Account Application (IRA Account Application/Adoption Agreement for an IRA).

Call 1-800-621-3979 or visit

the Funds’ web site at

www.dodgeandcox.com to receive

the appropriate forms.

		Mail your check with an Invest-By-Mail form detached from your confirmation statement.
	Make your check payable to Dodge & Cox Funds. All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

IMPORTANT NOTE: The Funds will not accept third party checks, traveler’s checks or money orders.

BY INTERNET www.dodgeandcox.com

You may not make an initial purchase of a Fund’s shares via the Internet.

Visit the Funds’ web site at www.dodgeandcox.com and click on “Account Access” to exchange from your existing Dodge & Cox Fund account to a new account with the same registration.

		Visit the Funds’ web site at www.dodgeandcox.com and click on “Account Access” to make subsequent investments directly from your bank account or exchange from another Dodge & Cox Fund account with the same registration.

IMPORTANT NOTE: Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone or Internet transactions. This option will become effective approximately 15 business days after the Account Application is received by Boston Financial Data Services. The price paid for shares of a Fund will be the next determined NAV after Boston Financial Data Services receives your investment instructions. Your order may be canceled if payment is not received by the third business day after your order is placed.

Dodge & Cox Funds  /  15

How to Purchase Shares (continued)

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

BY TELEPHONE 1-800-621-3979 Client Services Business Hours: Monday–Friday 9 a.m.–8 p.m. ET

You may not use telephone transactions for initial purchases of a Fund’s shares.

Call Client Services during business hours to exchange from another Dodge & Cox Fund account with the same registration.

Call Client Services during business hours to make subsequent investments directly from your bank account or exchange from another Dodge & Cox Fund account with the same registration.

BY WIRE Wire to: State Street Bank and Trust Company Boston, MA ABA 0110 0002 8 Deposit DDA 9905-351-4 FFC Dodge & Cox (Fund Name) Fund Fund # / Account # Account Registration

Prior to making an initial investment by wire, a completed Account Application (IRA Account Application/Adoption Agreement for an IRA) must have been received by the Fund. Once an account number has been assigned, call

1-800-621-3979 to notify the Fund of your wire transaction.

Call Client Services at 1-800-621-3979 to notify the Funds of your wire transaction.

AUTOMATICALLY	The Funds offer ways to invest automatically. Call Client Services at 1-800-621-3979 or visit the Funds’ web site at www.dodgeandcox.com and request or download the Account Options Form (IRA Account Options Form for IRA Accounts) to establish this service. See Automatic Investment Plan.

IMPORTANT NOTE: If you buy Fund shares through a registered broker/dealer, financial institution or investment adviser, the broker/dealer, financial institution or adviser may charge you a service fee.

Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes.

16  /  Dodge & Cox Funds

DODGE & COX STOCK AND BALANCED FUNDS – CLOSED TO NEW INVESTORS The Dodge & Cox Stock and Balanced Funds (each, a “Closed Fund”) are closed to new investors. Management believes that it is in the best interests of the Closed Funds’ shareholders to reduce the volume and pace of assets moving into the Closed Funds.

In addition, you are not permitted to exchange shares of other Dodge & Cox Funds for shares of a Closed Fund unless you are an existing shareholder of the same Fund.

You may continue to purchase shares of a Closed Fund if:

•	You are an existing shareholder of the same Fund (either directly or through a financial intermediary) and you:

•	add to your account through the purchase of additional shares of the same Fund; or

•	add to your account through the reinvestment of dividends and cash distributions from any shares owned in the same Fund; or

•

open a new account that is registered in your name or has the same taxpayer identification or social security number assigned to it. (Includes UGMA/UTMA accounts with you as custodian.) This applies only to individuals or organizations opening accounts for their own benefit. It does not apply to institutions opening accounts on behalf of their clients. Note to Omnibus Account Holders: Institutions that maintain omnibus account arrangements with a Closed Fund are not allowed to purchase shares of the Closed Fund in their omnibus accounts for clients who do not currently own shares of the Closed Fund.

•	You are an existing, non-institutional, separately managed account client of the Funds’ investment manager, Dodge & Cox.

•

You are a participant in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans and money purchase plans), 403(b) plan or 457 plan (each, a “Plan”) that invests through existing accounts in a Closed Fund. A Plan may open new participant accounts within the Plan. IRA transfers and rollovers from a Plan can be used to open new accounts in the same Fund.

•	You are a current trustee or officer of the Trust, or an employee of Dodge & Cox or a member of the immediate family of any of these persons.

Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above. Management reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage a Closed Fund; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage a Closed Fund; and (iii) close and re-open a Fund to new or existing shareholders at any time. You may be required to demonstrate eligibility to buy shares of a Closed Fund before an investment is accepted.

The Dodge & Cox International Stock and Income Funds remain open to all investors, and you may purchase shares of those Funds at any time.

IMPORTANT INFORMATION ABOUT PURCHASES To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. For your account to be in good order, the Funds must obtain the following information:

•	Name;

•	Date of birth (for individuals);

•	Physical residential address (post office boxes are still permitted for mailing); and

•	Social Security Number, Taxpayer Identification Number or other identifying number.

Following receipt of your information, the Funds are required to verify your identity. You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons.

The USA Patriot Act prohibits the Funds and other financial institutions from opening accounts unless the minimum identifying information listed above is received and the Funds can verify your identity. If the Funds are unable to verify your identity, the Funds are required to not open your account, close your account or take other steps the Funds deem reasonable.

All purchases are subject to acceptance by a Fund, and the price of the shares will be the NAV which is next computed after receipt by Boston Financial Data Services, or other authorized agent or sub-agent, of the purchase in proper form (see Pricing of Shares). If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses (including a $20 fee) incurred by a Fund or Boston Financial Data Services, and a Fund can redeem shares you own in this or another identically registered Dodge & Cox Fund account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange or redemption due to

Dodge & Cox Funds  /  17

nonpayment. All purchases will be invested in full and fractional shares, and you will receive a confirmation statement.

The Funds do not offer their shares for sale outside of the United States.

Certificates (for full shares only) are not issued unless requested by you.

If you fail to furnish a Fund with your correct and certified Social Security or Taxpayer Identification Number, the Fund may be required to withhold federal income tax (backup withholding) from dividends, capital gain distributions and redemptions.

The Funds and their agents reserve the right to accept initial purchases by telephone; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud); to freeze any account and temporarily suspend services on the account when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

HOW TO REDEEM OR EXCHANGE SHARES

You may withdraw any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined NAV after Boston Financial Data Services receives all required documents in good order.

Good order means that the request includes:

•	Fund name and account number;

•	Amount of the transaction (in dollars or shares);

•	Signatures of all owners exactly as registered on the account (for written requests);

•	Medallion signature guarantee, if required (see Signature Guarantees);

•	Any certificates you are holding for the account;

•

Corporate/Institutional accounts only: A certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) must be on file with Boston Financial Data Services; and

•	Any supporting legal documentation that may be required.

Sale or exchange requests received after the close of trading on the NYSE (generally 4 p.m. ET) are processed at the next business day’s NAV. No interest will accrue on amounts represented by uncashed redemption checks.

The Funds reserve the right to close any non-IRA account in which the balance falls below the minimum initial investment.

ACCOUNT TYPE

BY INTERNET www.dodgeandcox.com

ALL TYPES EXCEPT IRA ACCOUNTS

Visit the Funds’ web site at www.dodgeandcox.com and click on “Account Access” to sell or exchange shares. You can exchange shares from a Fund to open an account in another Fund or to add to an existing account with an identical registration.

IRA ACCOUNTS

You may not redeem shares from an IRA account via the Internet. You can exchange shares from a Fund to open an IRA account in another Fund or to add to an existing account with an identical registration.

BY TELEPHONE (800) 621-3979 Client Services Business Hours: Monday–Friday 9 a.m.–8 p.m. ET

ALL TYPES

Call Client Services during business hours to sell or exchange shares. You can exchange shares from a Fund to open an account in another Fund or to add to an existing account with an identical registration.

18  /  Dodge & Cox Funds

How to Redeem or Exchange Shares (continued)

ACCOUNT TYPE

BY MAIL

Regular Mail:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, MA 02266-8422

Express, Certified or Registered Mail:

Dodge & Cox Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ALL TYPES EXCEPT IRA ACCOUNTS

Send a letter of instruction signed by all registered account holders. Include the Fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the Fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must provide Boston Financial Data Services with written instructions that include the Medallion guaranteed signatures of all current account owners. See Signature Guarantees and Change in Account Registration and Transfer of Shares.

IRA ACCOUNTS

To make a distribution from your IRA, call Client Services or visit the Funds’ web site at www.dodgeandcox.com and request or download an IRA Distribution Form.

AUTOMATICALLY	The Funds offer ways to sell shares automatically. Call Client Services at 1-800-621-3979 or visit the Funds’ web site at www.dodgeandcox.com and request or download the Account Options Form (IRA Distribution Form for IRA accounts) to establish this service. See Systematic Withdrawal Plan.

REDEMPTION PAYMENTS MAY BE MADE BY CHECK, WIRE OR ACH

BY CHECK  Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to other than the address of record or if the address of record has been changed within 30 days of the redemption request, the request must be in writing with your signature(s) Medallion guaranteed.

BY WIRE  The Fund will wire redemption proceeds only to the bank account designated on the Account Application or in written instructions—with Medallion signature guarantee—received with the redemption order.

BY ACH  Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is a $100 minimum per ACH transfer. ACH transfers for IRA accounts are only available for Systematic Withdrawal Plans.

SIGNATURE GUARANTEES  You may need to have your signature Medallion guaranteed in certain situations, such as:

•	Written requests to wire redemption proceeds (if not previously authorized on the Account Application).

•	Sending redemption proceeds to any person, address or bank account not on record.

•	Transferring redemption proceeds to a Dodge & Cox Fund account with a different registration (name/ownership) from yours.

•	Establishing certain services after the account is opened.

A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A notary public cannot provide signature guarantees.

REDEMPTIONS-IN-KIND  The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund’s NAV. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Funds have elected,

Dodge & Cox Funds  /  19

however, to be governed by Rule 18f-1 under the Investment Company Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

IRA ACCOUNTS  Redemption requests for IRA accounts must include instructions regarding federal income tax withholding. Unless you have elected otherwise, your redemptions will be subject to income tax withholding. State withholding may also apply.

IMPORTANT INFORMATION ABOUT REDEMPTIONS  Under certain circumstances, Boston Financial Data Services may require additional documents, including stock powers with signatures Medallion guaranteed, trust instruments, death certificates, appointments as executor and certificates of corporate authority. If certificates have been issued for any of the shares to be redeemed, such certificates must be delivered to Boston Financial Data Services. For any questions regarding documentation or signature requirements for trusts, estates, corporations, etc., please call Client Services (1-800-621-3979).

The redemption price will be the NAV which is next computed after receipt of a redemption request in good order (see Pricing of Shares) by Boston Financial Data Services or other authorized agent or sub-agent. The redemption price may be more or less than your cost, depending upon the market value of a Fund’s investments at the time of redemption. Redemption payments are made as soon as practicable, generally within two business days, but no later than the seventh day after the effective date for redemption, or within such shorter period as may legally be required. If shares are redeemed within two weeks of purchase, a Fund may delay payment of the redemption proceeds until your purchase check or ACH purchase has cleared, which may take up to 15 days. There is no such delay when shares being redeemed were purchased by wiring Federal funds. The Funds may suspend your redemption right or postpone payment at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your redemption proceeds in your account at the then-current NAV.

GENERAL TRANSACTION INFORMATION

EXCHANGING SHARES  An exchange is treated as a redemption and a purchase; and, therefore, you may realize a taxable gain or loss. You should read the current prospectus of the Fund into which the exchange is being made.

There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Funds reserve the right to terminate or materially modify the exchange privilege upon 60 days’ advance notice to shareholders.

TELEPHONE AND INTERNET TRANSACTIONS  By using telephone or Internet purchase, redemption and/or exchange options, you agree to hold the Trust, Dodge & Cox, Boston Financial Data Services and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to decline these options. For any questions regarding telephone or Internet transactions please call Client Services (1-800-621-3979). If a Fund does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the Fund may be liable for losses due to unauthorized or fraudulent instructions. If you are unable to reach a Fund by telephone or via the Internet because of technical difficulties, market conditions, or a natural disaster, you should make purchase, redemption and exchange requests by regular or express mail. If an account has multiple owners, a Fund may rely on the instructions of any one account owner. You should note that purchase and sales orders will not be canceled or modified once received in good order.

PROCESSING ORGANIZATIONS  You may purchase or sell Fund shares through a broker/dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (Processing Organization). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization may be the shareholder of record of your shares. The Trust, Dodge & Cox, Boston Financial Data Services and each of their respective directors, trustees, officers, employees and agents are not responsible for the failure of any Processing Organization to carry out its obligations to its customers.

COMPENSATION TO CERTAIN PROCESSING ORGANIZATIONS

Dodge & Cox, at its expense without additional cost to the Funds or their shareholders, currently provides additional compensation to certain Processing Organizations.

20  /  Dodge & Cox Funds

These payments may be made, at the discretion of Dodge & Cox, to Processing Organizations for shareholder recordkeeping and similar administrative services provided to eligible employee benefit plans holding the Funds. The level of payments made to a qualifying Processing Organization in any given year will equal approximately 0.10% of the market value of the Stock, International Stock and Balanced Fund accounts serviced by the Processing Organization (0.08% of the market value of Income Fund accounts). A number of factors will be considered in determining whether payments should be paid to a Processing Organization, including the qualifying Processing Organization’s willingness to enter into an Administrative Service Agreement (or equivalent), the recordkeeping, reporting and processing services provided, and the quality of the relationship with the Funds. Dodge & Cox makes these payments to help defray the costs incurred by qualifying Processing Organizations in connection with efforts to maintain employee benefit plan accounts for participants in a cost efficient manner. Dodge & Cox will, on an annual basis, determine the advisability of continuing these payments. These payments may be more or less than the payments received by Processing Organizations with respect to other mutual funds and may influence your Processing Organization to make available a Fund over other mutual funds. You may ask your Processing Organization about these differing and divergent interests and how it is compensated for administering your Fund investment.

EXCESSIVE TRADING  The Funds are intended for long-term investment purposes and not for market timing or excessive short-term trading (excessive trading). The Funds’ Board of Trustees has approved excessive trading policies and procedures (excessive trading policy) designed to discourage excessive trading.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, a Fund may consider that you have violated the excessive trading policy if it determines:

•	You sell or exchange shares within a short period of time after the shares were purchased;

•	You enter into a series of transactions that is indicative of an excessive trading pattern or strategy; or

•	The Fund reasonably believes that you have engaged in such practices in connection with other mutual funds.

Certain transactions are exempt from the excessive trading policy:

•	Shares purchased through reinvested distributions (dividends and capital gains);

•	Shares purchased through an automatic investment plan;

•	Shares sold through a systematic withdrawal plan;

•	Retirement plan contributions;

•	Required distributions from individual retirement accounts (IRA), pension or other retirement plans, and charitable organizations or endowments; and

•	IRA transfer of assets, Roth IRA conversions or IRA recharacterizations.

Excessive trading may present risks to you or to a Fund in which you are a shareholder, including:

•	Negatively impacting a Fund’s performance;

•	The potential for dilution in the value of a Fund’s shares;

•	Interference with the efficient management of a Fund’s portfolio, such as the need to maintain undesirably large cash positions or to buy or sell securities it otherwise would not have bought or sold;

•	Losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	Increased taxable gains to a Fund’s remaining shareholders resulting from the need to sell securities to meet redemption requests; and

•	Increased brokerage and administrative costs.

These risks may be greater for the Dodge & Cox International Stock Fund because it invests in foreign securities, which are believed to be more susceptible to pricing inefficiencies and time zone arbitrage. Time zone arbitrage may occur because of time zone differences between the foreign markets on which the Dodge & Cox International Stock Fund’s foreign portfolio securities trade and the time as of which the Fund’s NAV is calculated. For example, traders engaging in time zone arbitrage may seek to exploit changes in value of Dodge & Cox International Stock Fund’s portfolio securities that result from events occurring after foreign market prices are established, but before calculation of the Fund’s NAV. Arbitrageurs who are successful may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value. Although the excessive trading policy and the Funds’ pricing and valuation procedures are designed to prevent time zone arbitrage, there can be no assurances that such activities can be mitigated or eliminated.

FAIR VALUE PRICING  The Funds have pricing and valuation procedures, which have been approved by the Funds’ Board of Trustees, for fair valuing certain securities held by Funds. The Funds’ Board of Trustees has approved the use of an outside pricing service to provide the Dodge & Cox International Stock Fund with fair value prices for certain securities held by the Fund. Fair value pricing is intended to reduce potential dilution and other adverse effects from attempts to take advantage of pricing inefficiencies. See Pricing of Shares.

Dodge & Cox Funds  /  21

TRADE ACTIVITY MONITORING  The Funds monitor selected trades on a daily basis. Trade activity monitoring may include:

•	Reviewing accounts where a purchase and sale occurs within a short period of time;

•	Reviewing transaction amount thresholds; and

•	Making comparisons against the Funds’ “known offenders” database which contains information about investors who have violated the excessive trading policy.

If the Funds determine that an investor has violated the excessive trading policy, the Funds will temporarily or permanently restrict the account from subsequent purchases (including purchases by exchange). In determining whether to take such actions, the Funds seek to act in a manner that is consistent with the best interests of Fund shareholders.

Whether or not the excessive trading policy has been violated, the Funds may determine from the amount, frequency or pattern of purchases and redemptions that a shareholder is engaged in excessive trading that is or could be detrimental to a Fund and its shareholders and that trading restrictions are warranted. The Funds may consider the trading history of accounts under common ownership or control for the purpose of enforcing the excessive trading policy. If a Fund believes that the excessive trading may be for legitimate purposes, the Fund may permit the investor to justify the activity. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund.

The Funds or their agents may reject any purchase order (including exchange purchases) by any investor or group of investors indefinitely, with or without prior notice to the investor, for any reason, including, in particular, purchases that they believe are attributable to excessive traders or are otherwise excessive or potentially disruptive to a Fund. Such purchase orders may be revoked or cancelled by a Fund on the next business day after receipt of the order.

The implementation of the Funds’ excessive trading policy involves judgments that are inherently subjective and involve some selectivity in their application. The Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. No matter how the Funds define excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of a Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Funds will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.

PROCESSING ORGANIZATIONS  In general, it is the Funds’ expectation that each Processing Organization will enforce either the Funds’ or its own excessive trading policy. As a general matter, the Funds do not directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by Processing Organizations. Although the Funds have entered into information sharing agreements with Processing Organizations, which gives the Funds the ability to request information regarding the trading activity of beneficial owners and to prohibit further purchases by beneficial owners who violate the Funds’ excessive trading policy, the ability of the Funds to monitor, detect and curtail excessive trading through Processing Organizations’ accounts may be limited, and there is no guarantee that the Funds will be able to identify shareholders who may have violated the Funds’ excessive trading policy. Depending on the portion of Fund shares held through such Processing Organizations, excessive trading through Processing Organizations could adversely affect Fund shareholders. Fund shareholders who invest through Processing Organizations should contact the Processing Organization regarding its excessive trading policies, which may impose different standards and consequences for excessive trading.

CHANGE IN ACCOUNT REGISTRATION AND TRANSFER OF SHARES Changes in account registrations, such as changing the name(s) on your account, or transferring shares to another person or legal entity must be submitted in writing and require a Medallion signature guarantee. Please call Client Services at 1-800-621-3979 or visit the Funds’ web site at www.dodgeandcox.com and request or download the Change of Registration Form or the Gift or Transfer of Assets Form to effect this change.

PRICING OF SHARES

The share price (net asset value per share or NAV) for a Fund is calculated as of the close of trading on the NYSE (generally 4 p.m. ET) each day the NYSE is open for business. To calculate the NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. For purposes of determining the NAV, security transactions are recorded one business day after the trade date.

If a Fund, or its authorized agent or sub-agent receives your request in good order by the close of trading on the NYSE (generally 4 p.m. ET), your transactions will be priced at that day’s NAV. If your request is received after 4 p.m., it will be priced at the next business day’s NAV.

A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at

22  /  Dodge & Cox Funds

which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET.

Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not compute their prices. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.

Each Fund values equity securities based on market quotations. Pricing services are used for fixed-income security values. If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Trust’s Board of Trustees. A Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing Services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. Fair value pricing is intended to reduce potential dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of “stale” prices, pricing inefficiencies, or otherwise inaccurate prices.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of securities used by a Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that a Fund could obtain for a security if it were to dispose of that security at the time of pricing.

INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividend and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Account Application. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on an increasing number of shares.

IMPORTANT TAX NOTE:  A Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal and state income tax.

Distributions not reinvested are paid by check or transmitted to your bank account electronically using the ACH network. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at your Fund’s then current NAV and to reinvest all subsequent distributions in shares of the Fund.

INCOME DIVIDENDS  Dodge & Cox Stock, Balanced and Income Funds declare and pay net investment income dividends (if any) quarterly in March, June, September and December. Dodge & Cox International Stock Fund declares and pays dividends (if any) annually in December.

CAPITAL GAIN DISTRIBUTIONS  A capital gain or loss is the difference between the purchase and sale price of a security. If a Fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date in that month. If a second distribution is necessary, it is usually declared and paid in March.

BUYING A DISTRIBUTION:  Unless you are investing through a tax-deferred retirement account (such as an IRA or 401(k) plan), it may not be to your advantage to buy shares of a Fund shortly before the Fund makes a distribution. This is known as “buying a distribution.” Buying a distribution can cost you money in taxes as you will receive, in the form of a taxable distribution, a portion of the money you just invested. To avoid buying a distribution, check the Fund’s distribution schedule (which can be found at www.dodgeandcox.com or by calling 1-800-621-3979) before you invest.

Dodge & Cox Funds  /  23

In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information will also be reported to the IRS.

FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS  The Trust, organized as a Delaware statutory trust in 1998, has four classes of beneficial shares and each share evidences an equal beneficial ownership in a Fund. Three series of the Trust are successors to Dodge & Cox Stock Fund established in 1965, Dodge & Cox Balanced Fund established in 1931 and Dodge & Cox Income Fund established in 1989. Dodge & Cox International Stock Fund was established in 2001.

INVESTMENT MANAGER  Dodge & Cox, a California corporation, has served as investment manager to the Funds and their predecessors since inception. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. Dodge & Cox is located at 555 California Street, 40th Floor, San Francisco, California 94104.

Dodge & Cox’s activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. Dodge & Cox Stock and Balanced Funds each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund. Dodge & Cox International Stock Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.60% of the average daily net asset value of the Fund. Dodge & Cox Income Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million.

The investment management agreements with Dodge & Cox Stock and Income Funds provide that Dodge & Cox will waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Income and Stock Funds exceed 1% and 0.75%, respectively, of the average daily net asset value of the each Fund, respectively. No waiver of management fee was required for 2006 under the agreements.

A discussion regarding the basis for the Board of Trustees approving the Funds’ Investment Management Agreements is available in each Fund’s Annual Report.

INVESTMENT COMMITTEES

INVESTMENT POLICY COMMITTEE  The Dodge & Cox Stock Fund’s investments and the stock portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s Investment Policy Committee (IPC), and no one IPC member is primarily responsible for making investment recommendations for the Stock and Balanced Funds. IPC is also responsible for determining the asset allocation of the Dodge & Cox Balanced Fund. IPC consists of the following nine members:

Committee Member	Position(s) with Trust	Primary Title with Investment Manager	Years of Experience with Dodge & Cox
John A. Gunn	Chairman and Trustee	Chairman, Chief Executive Officer, Director, Portfolio Manager and member of International Investment Policy Committee (IIPC) and Fixed Income Investment Policy Committee (FIIPC)	34
Kenneth E. Olivier	President and Trustee	President, Director and Portfolio Manager	27
Diana S. Strandberg	Vice President	Vice President, Portfolio Manager, Investment Analyst and member of IIPC	18
Wendell W. Birkhofer	Assistant Vice President	Vice President, Portfolio Manager and Investment Analyst	19
C. Bryan Cameron	Assistant Vice President	Vice President, Director of Research, Portfolio Manager, Investment Analyst and member of IIPC	23
David C. Hoeft	Assistant Vice President	Vice President, Portfolio Manager and Investment Analyst	13
Charles F. Pohl	Assistant Vice President	Senior Vice President, Chief Investment Officer Director, Director of Credit Research, Portfolio Manager, Investment Analyst and member of FIIPC and IIPC	22
Gregory R. Serrurier	Assistant Vice President	Vice President, Portfolio Manager and member of IIPC	22
Steven C. Voorhis	Assistant Vice President	Vice President, Portfolio Manager and Investment Analyst	10

24  /  Dodge & Cox Funds

INTERNATIONAL INVESTMENT POLICY COMMITTEE  The Dodge & Cox International Stock Fund’s investments are managed by Dodge & Cox’s International Investment Policy Committee (IIPC), and no one IIPC member is primarily responsible for making investment recommendations for the Fund. IIPC consists of the following nine members:

Committee Member	Position(s) with Trust	Primary Title with Investment Manager	Years of Experience with Dodge & Cox
John A. Gunn	Chairman and Trustee	Chairman, Chief Executive Officer, Director, Portfolio Manager and member of IPC and FIIPC	34
Diana S. Strandberg	Vice President	Vice President, Portfolio Manager, Investment Analyst and member of IPC	18
C. Bryan Cameron	Assistant Vice President	Vice President, Director of Research, Portfolio Manager, Investment Analyst and member of IPC	23
Mario C. DiPrisco	Assistant Vice President	Vice President, Portfolio Manager and Investment Analyst	8
Yasha Gofman	Assistant Vice President	Vice President, Portfolio Manager and Investment Analyst	11
Keiko Horkan	Assistant Vice President	Vice President, Portfolio Manager and Investment Analyst	6
Roger G. Kuo	Assistant Vice President	Vice President, Portfolio Manager and Investment Analyst	8
Charles F. Pohl	Assistant Vice President	Senior Vice President, Chief Investment Officer, Director, Director of Credit Research, Portfolio Manager, Investment Analyst and member of IPC and FIIPC	22
Gregory R. Serrurier	Assistant Vice President	Vice President, Portfolio Manager and member of IPC	22

FIXED INCOME INVESTMENT POLICY COMMITTEE  The Dodge & Cox Income Fund’s investments and the fixed-income portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s Fixed Income Investment Policy Committee (FIIPC), and no one FIIPC member is primarily responsible for making investment recommendations for the Balanced and Income Funds. The IPC, Dana M. Emery, Thomas S. Dugan and Peter C. Lambert (see biographies below), work together to set target duration ranges and review certain fixed-income investments for the Balanced and Income Funds, including those rated below “BBB.” IPC also makes asset allocation decisions among equity and fixed-income securities in the Balanced Fund. FIIPC consists of the following nine members:

Committee Member	Position(s) with Trust	Primary Title with Investment Manager	Years of Experience with Dodge & Cox
John A. Gunn	Chairman and Trustee	Chairman, Chief Executive Officer, Director, Portfolio Manager and member of IPC and IIPC	34
Dana M. Emery	Vice President and Trustee	Executive Vice President, Director, Manager of the Fixed-Income Department, Portfolio Manager and member of IPC	22
James H. Dignan	Assistant Vice President	Vice President, Portfolio Manager and Investment Analyst	6
Thomas S. Dugan	Assistant Vice President	Vice President, Portfolio Manager, Investment Analyst and member of IPC	12
Peter C. Lambert	Assistant Vice President	Vice President, Portfolio Manager and member of IPC	17
Charles F. Pohl	Assistant Vice President	Senior Vice President, Chief Investment Officer, Director, Director of Credit Research, Portfolio Manager, Investment Analyst and member of IPC and IIPC	22
Kent E. Radspinner	Assistant Vice President	Vice President, Portfolio Manager and Investment Analyst	9
Larissa M. Roesch	Assistant Vice President	Vice President, Portfolio Manager and Investment Analyst	8
Robert B. Thompson	Assistant Vice President	Vice President and Portfolio Manager	13

The SAI provides additional information about the Dodge & Cox investment committee members’ compensation, other accounts managed by the members, and the members’ ownership of securities in the Funds.

Dodge & Cox Funds  /  25

CODE OF ETHICS  Dodge & Cox has adopted a Code of Ethics that restricts personal investing practices by its employees. Employees with access to information (access persons) about the purchase or sale of securities in a Fund’s portfolio may engage in personal securities transactions, including securities purchased or held by the Funds. However, the Code of Ethics requires, among other provisions, that access persons obtain approval before executing certain personal trades. The Code of Ethics is designed to place the interests of the Funds’ shareholders before the interests of the people who manage the Funds. The Code of Ethics is on file with the SEC.

PORTFOLIO TRANSACTIONS

Orders for a Fund’s portfolio securities transactions are placed by Dodge & Cox, which seeks to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have provided investment research, statistical and other related services for the benefit of a Fund and/ or accounts over which Dodge & Cox exercises investment and brokerage discretion. The Funds do not consider Dodge & Cox as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

EXPENSES

In addition to Dodge & Cox’s management fee, each Fund pays other direct expenses, including custodian, transfer agent, legal, insurance, audit and tax services, preparing and printing prospectuses and reports sent to shareholders, registration, proxy and shareholder meetings (if any), membership dues for trade associations, legal services including Independent Legal Counsel to the Independent Trustees of the Trust, and trustees fees. In 2006, the ratios of total operating expenses to average net assets of Dodge & Cox Stock Fund, International Stock Fund, Balanced Fund and Income Fund were 0.52%, 0.66%, 0.52% and 0.44%, respectively. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Funds for which it receives no additional compensation.

FEDERAL INCOME TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should consult your own tax adviser for advice about the particular federal, state and local or foreign tax consequences to you of investing in a Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year.

In general, if you are a taxable investor, you will be taxed on dividends you receive from a Fund, regardless of whether they are paid to you in cash or reinvested in additional Fund shares. If a Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

A portion of the income dividends paid to you by a Fund may be qualified dividends subject to a maximum tax rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

Each Fund you invest in will send you a tax report each year. The report will tell you which dividends must be treated as taxable ordinary income, qualified dividends or long-term capital gains.

26  /  Dodge & Cox Funds

Part of Dodge & Cox Stock, International Stock and Balanced Funds’ income dividends may be eligible for the 70% deduction for dividends received by corporations. Any foreign taxes paid by Dodge & Cox International Stock Fund on its investments may be passed through to you as a foreign tax credit, assuming Dodge & Cox International Stock Fund satisfies certain requirements. State taxation of distributions to shareholders varies from state to state.

As with all mutual funds, a Fund may be required to withhold U.S. federal income (at a rate of 28%) on all taxable distributions payable to you if you fail to provide a Fund with your correct taxpayer identification number or to make required certifications, or if you or a Fund have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, P.O. Box 8422, Boston, MA 02266-8422 (1-800-621-3979), and its global custody network act as custodian of all cash and securities of the Funds and receives and disburses cash and securities for the account of the Funds. Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422 (1-800-621-3979), acts as transfer and dividend disbursing agent for the Funds.

INVESTMENT INFORMATION AND SHAREHOLDER SERVICES

STATEMENTS AND REPORTS	As a shareholder of the Fund you will receive the following statements and reports:
CONFIRMATION STATEMENT	Sent each time you buy, sell or exchange shares; confirms the trade date and the amount of your transaction. Purchases through the Automatic Investment Plan will be confirmed at least quarterly.
ACCOUNT STATEMENT	Mailed quarterly; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
FUND FINANCIAL REPORTS	Mailed in February, May, August and November.
TAX STATEMENTS	Mailed in January; reports previous year’s dividend distributions, proceeds from the sale of shares, and distributions from IRAs.
AVERAGE COST STATEMENT	Mailed annually in January for most taxable accounts for which shares were redeemed in the previous year; shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.

HOUSEHOLD MAILINGS  Each year you are automatically sent an updated prospectus and First Quarter, Semi-Annual, Third Quarter and Annual Reports for the Funds. You may also occasionally receive proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you would like to receive a free copy of the SAI, Code of Ethics or shareholder reports, please call the Funds at 1-800-621-3979 or write to the Funds at Dodge & Cox Funds, c/o Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422.

If you do not want the mailing of shareholder reports and prospectus combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

The Funds offer you the following services: (call Client Services at 1-800-621-3979, write or visit the Funds’ web site at www.dodgeandcox.com for forms and additional information.)

ELECTRONIC DELIVERY OF REPORTS AND PROSPECTUS Your Fund reports and the Funds’ prospectus can be delivered to you electronically, if you prefer. If you are a registered user of www.dodgeandcox.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference. You can revoke your electronic consent at any time,

Dodge & Cox Funds  /  27

and we will send paper copies of Fund reports within 30 days of receiving your notice.

TELEPHONE SERVICES  The Funds provide 24-hour service, seven days a week, via toll-free access (1-800-621-3979) to Fund and account information. The system provides total returns, share prices and price changes for the Funds and gives you account balances and history (e.g., last transaction, latest dividend distribution).

WEB ACCESS Information on the Funds is available at www.dodgeandcox.com.

On the site you can:

•	View your account balances and recent transactions;

•	View or download your tax forms, account statements, and confirmation statements;

•	Purchase, redeem and exchange Fund shares;

•	Learn more about Dodge & Cox’s approach to investing;

•	Review the objectives, strategies, characteristics and risks of the Funds;

•	Review the Funds’ daily prices and performance;

•	Download or order the Funds’ prospectus and Account Applications, shareholder reports, IRA plans and other forms; and

•	Sign up for electronic delivery of the Funds’ prospectus, proxy materials and shareholder reports.

AUTOMATIC INVESTMENT PLAN  You may make regular monthly or quarterly investments of $100 or more through automatic deductions from your bank account.

SYSTEMATIC WITHDRAWAL PLAN  If you own $10,000 or more of a Fund’s shares, you may receive regular monthly or quarterly payments of $50 or more. Shares will be redeemed automatically at NAV to make the withdrawal payments.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)  If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your own Individual Retirement Account. The Funds have traditional IRA and Roth IRA Plans available for shareholders of the Funds.

IMPORTANT NOTE: The services described may not be available through some retirement plans or accounts held by investment dealers. If you are investing in such a manner, you should contact your plan administrator/trustee, financial institution or dealer about what services are available and with questions about your account.

28  /  Dodge & Cox Funds

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (before taxes, and assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available upon request and on the Funds’ web site at www.dodgeandcox.com.

	Year Ended December 31,
Dodge & Cox Stock Fund (Closed to New Investors)	2006	2005	2004	2003	2002

Net asset value, beginning of year	$137.22	$130.22	$113.78	$ 88.05	$100.51

Income from investment operations:
Net investment income	2.15	1.68	1.54	1.60	1.53
Net realized and unrealized gain (loss)	23.12	10.36	20.08	26.59	(12.06)

Total from investment operations	25.27	12.04	21.62	28.19	(10.53)

Distributions to shareholders from:
Net investment income	(2.12)	(1.70)	(1.53)	(1.62)	(1.51)
Net realized gain	(6.91)	(3.34)	(3.65)	(0.84)	(0.42)

Total distributions	(9.03)	(5.04)	(5.18)	(2.46)	(1.93)

Net asset value, end of year	$153.46	$137.22	$130.22	$113.78	$88.05

Total return	18.54%	9.36%	19.16%	32.35%	(10.52)%

Ratios/supplemental data:
Net assets, end of year (millions)	$66,185	$52,184	$43,266	$29,437	$14,036
Ratio of expenses to average net assets	0.52%	0.52%	0.53%	0.54%	0.54%
Ratio of net investment income to average net assets	1.48%	1.29%	1.32%	1.72%	1.74%
Portfolio turnover rate	14%	12%	11%	8%	13%

	Year Ended December 31,
Dodge & Cox International Stock Fund	2006	2005	2004	2003	2002

Net asset value, beginning of period	$35.03	$30.64	$23.48	$15.81	$18.42

Income from investment operations:
Net investment income	0.57	0.33	0.26	0.14	0.13
Net realized and unrealized gain (loss)	9.24	4.80	7.36	7.67	(2.55)

Total from investment operations	9.81	5.13	7.62	7.81	(2.42)

Distributions to shareholders from:
Net investment income	(0.56)	(0.35)	(0.24)	(0.14)	(0.13)
Net realized gain	(0.62)	(0.39)	(0.22)	–	(0.06)

Total distributions	(1.18)	(0.74)	(0.46)	(0.14)	(0.19)

Net asset value, end of period	$43.66	$35.03	$30.64	$23.48	$15.81

Total return	28.00%	16.74%	32.46%	49.42%*	(13.11)%*

Ratios/supplemental data:
Net assets, end of period (millions)	$30,899	$13,357	$4,203	$655	$117
Ratio of expenses to average net assets	0.66%	0.70%	0.77%	0.82%	0.90%
Ratio of expenses to average net assets, excluding reimbursement by investment manager	0.66%	0.70%	0.77%	0.84%	1.03%
Ratio of net investment income to average net assets	1.82%	1.54%	1.90%	1.53%	1.30%
Portfolio turnover rate	9%	7%	6%	11%	12%

*	Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

Dodge & Cox Funds  /  29

Dodge & Cox Balanced Fund (Closed to New Investors)
	Year Ended December 31,
	2006	2005	2004	2003	2002

Net asset value, beginning of year	$81.34	$79.35	$73.04	$60.75	$65.42

Income from investment operations:
Net investment income	2.21	1.84	1.60	1.66	1.89
Net realized and unrealized gain (loss)	8.93	3.31	7.99	12.96	(3.80)

Total from investment operations	11.14	5.15	9.59	14.62	(1.91)

Distributions to shareholders from:
Net investment income	(2.20)	(1.84)	(1.60)	(1.66)	(1.88)
Net realized gain	(3.20)	(1.32)	(1.68)	(0.67)	(0.88)

Total distributions	(5.40)	(3.16)	(3.28)	(2.33)	(2.76)

Net asset value, end of year	$87.08	$81.34	$79.35	$73.04	$60.75

Total return	13.84%	6.59%	13.31%	24.44%	(2.94)%

Ratios/supplemental data:
Net assets, end of year (millions)	$27,458	$23,611	$20,741	$13,196	$7,885
Ratio of expenses to average net assets	0.52%	0.53%	0.54%	0.54%	0.53%
Ratio of net investment income to average net assets	2.52%	2.15%	1.97%	2.40%	3.05%
Portfolio turnover rate	20%	18%	18%	19%	25%

	Year Ended December 31,
Dodge & Cox Income Fund	2006	2005	2004	2003	2002

Net asset value, beginning of year	$12.54	$12.84	$12.92	$12.77	$12.20

Income from investment operations:
Net investment income	0.61	0.55	0.54	0.60	0.66
Net realized and unrealized gain (loss)	0.04	(0.30)	(0.08)	0.15	0.62

Total from investment operations	0.65	0.25	0.46	0.75	1.28

Distributions to shareholders from:
Net investment income	(0.62)	(0.55)	(0.54)	(0.60)	(0.66)
Net realized gain	–	–	–	–	(0.05)

Total distributions	(0.62)	(0.55)	(0.54)	(0.60)	(0.71)

Net asset value, end of year	$12.57	$12.54	$12.84	$12.92	$12.77

Total return	5.30%	1.98%	3.64%	5.97%	10.75%

Ratios/supplemental data:
Net assets, end of year (millions)	$11,972	$9,610	$7,870	$5,697	$3,405
Ratio of expenses to average net assets	0.44%	0.44%	0.44%	0.45%	0.45%
Ratio of net investment income to average net assets	4.77%	3.99%	3.61%	3.93%	5.38%
Portfolio turnover rate	30%	24%	30%	41%	31%

30  /  Dodge & Cox Funds

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman and Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Trustee

Professor of Economics, Stanford University,

Senior Fellow, Hoover Institution and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

Thomas M. Mistele, Secretary & Assistant Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

David H. Longhurst, Treasurer

Assistant Treasurer, Dodge & Cox

John M. Loll, Assistant Treasurer & Assistant Secretary

Vice President & Treasurer, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

PRIVACY POLICY

Dodge & Cox is committed to maintaining the confidentiality, integrity and security of your personal and financial data. We consider this information to be private and held in confidence between you and Dodge & Cox. We would like you to know about our policies to protect the privacy of this information.

We may collect nonpublic personal information about you from:

•	You or your representative in writing, electronically or by phone (e.g., in account applications or requests for forms or literature);

•	Transactions initiated by you or made on your behalf; and

•	Information we receive from third parties, such as financial advisers, consumer reporting agencies, consultants and custodians.

We do not disclose nonpublic personal information about current or former clients or shareholders to any third parties except as necessary to effect a transaction, administer your account, or as otherwise permitted by law. For example, Dodge & Cox Funds uses a third-party transfer agent and third-party providers of systems who use your information only to process or analyze transactions you have requested. Our contracts with these organizations contain provisions restricting their use of your nonpublic personal information to those purposes for which they were hired.

We restrict access to nonpublic personal information about you to those employees and service providers involved in administering or servicing your account(s) or helping us meet our regulatory obligations. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. In addition, our Code of Ethics, which applies to all Dodge & Cox employees, restricts the use of your nonpublic personal information.

This privacy policy applies to Dodge & Cox and Dodge & Cox Funds.

Dodge & Cox Funds  /  31

DODGE & COX FUNDS

Dodge & Cox Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

c/o Boston Financial Data Services Inc.

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

www.dodgeandcox.com

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2007

This Statement of Additional Information (SAI) pertains to the Dodge & Cox Funds (Trust), a family of four no-load mutual funds, Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund (Funds). Each Fund is a series of the Trust.

This SAI is not the Funds’ Prospectus, but provides additional information which should be read in conjunction with the Prospectus dated May 1, 2007, which is incorporated by reference into this SAI. The Funds’ Prospectus and most recent annual financial statements may be obtained from the Funds at no charge by writing, visiting our web site, or contacting the Funds at the address, web site, or telephone number shown above. This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectus.

05/07 SAI

CLASSIFICATION, INVESTMENT RESTRICTIONS AND RISKS

Classification

The Funds are open-end management investment companies. The Investment Company Act of 1940, as amended (1940 Act), classifies investment companies as either diversified or nondiversified, and each of the Funds is a diversified series of the Trust.

Investment Restrictions

Each Fund has adopted the following restrictions. These restrictions, as well as a Fund’s investment objectives, cannot be changed without the approval of the holders of a majority of a Fund’s outstanding shares. The 1940 Act defines a majority as the lesser of (1) 67% or more of the voting shares present at a meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund. As applicable, each Fund may not:

1.	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.	Invest in any company for the purpose of exercising control or management.

3.	Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

4.	Purchase securities on margin or sell short.

5.	Invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or GSEs (or repurchase agreements with respect thereto).

6.	Purchase any security if as a result a Fund would then have more than 15% (10% for the Dodge & Cox Income Fund) of its total assets invested in securities which are illiquid, including repurchase agreements not maturing in seven days or less and securities restricted as to disposition under federal securities laws.

7.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest or deal in real estate or interests therein.

8.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, each as may be amended from time to time, from purchasing, selling or entering into financial derivative or commodity contracts (such as futures contracts or options on futures contracts, or transactions related to currencies), subject to compliance with any applicable provisions of the federal securities or commodities laws.

9.	Borrow money or issue senior securities except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

10.	Make loans to other persons, except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Dodge & Cox Income Fund

11.	Write put or call options.

The percentage limitations included in the investment restrictions and elsewhere in this SAI and the Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. Industries are determined by reference to the classifications of industries set forth in a Fund’s semi-annual and annual report.

Characteristics and Risks of Securities and Investment Techniques

As applicable, each Fund’s share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Funds should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. Dodge & Cox International Stock Fund is also subject to risks unique to international investing. See discussion under “Foreign Securities.” Further, there is no assurance that the favorable trends discussed below will continue, and the Funds cannot guarantee they will achieve their objective(s).

In seeking to meet its investment objective(s), each Fund will invest in securities or instruments whose investment characteristics are consistent with the Fund’s investment program. The following further describes the principal types of portfolio securities and investment management practices of the Funds.

Common Stocks (Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund and Dodge & Cox Balanced Fund). Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Preferred Stocks. Each Fund may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds but before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.

Convertible Securities and Warrants. The Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stock dividend rates but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. There are, of course, other types of securities that are or may become available, which are similar to the warrants, and the Funds may invest in these securities.

Foreign Securities. The Funds may invest in U.S. dollar-denominated securities of foreign issuers traded in the United States, including, but not limited to, American Depository Receipts (ADRs). ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks, and the underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. ADRs may be purchased in over-the-counter (OTC) markets or on securities exchanges. The Funds may make arrangements through a broker/dealer to purchase a foreign security on the issuer’s primary securities exchange and convert the security to a U.S. dollar-denominated ADR. ADRs may also be sold in a similar manner. In addition, the Dodge & Cox International Stock Fund may invest in foreign currency denominated securities listed on non-U.S. markets. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country, and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency. You should consider carefully the substantial risks involved in investing in the securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. The political, economic, social and regulatory structures of certain foreign countries, especially developing or emerging countries (e.g., many of the countries of Southeast Asia, Latin America, Eastern Europe, Africa and the Middle East), may be more volatile and less developed than those in the United States.

Political and economic factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such matters as growth of gross national product, rate of inflation (e.g., hyperinflation), capital reinvestment, artificial currency exchange rates or currency devaluations, resource self-sufficiency, and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value, setting off a severe crisis in the Mexican economy. By the end of 2001, Argentina suffered deep economic deterioration and political instability which resulted in Argentina suspending payments on external debt, abrogating the convertibility of the Argentine peso, placing restrictions on bank withdrawals, and revaluing U.S. dollar bank deposits and debts. In addition, significant external political risks currently affect some foreign countries. For example, both Taiwan and China still claim sovereignty over one another, and there is a demilitarized border and hostile relations between North and South Korea.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Additionally, investing in foreign securities may impose risks such as greater social, economic and political uncertainty and instability (including amplified risk of war, terrorism and adverse impacts from widespread epidemics).

Investment and repatriation restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from some foreign countries is restricted and controlled under certain regulations, including in some cases the need to obtain certain government consents. For example, in 1998 the governments of Malaysia and Indonesia imposed currency and trading controls which made it impossible for foreign investors to convert local currencies to foreign currencies. With respect to any one developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation or creation of government monopolies to the possible detriment of the Fund’s investments.

Currency fluctuations. Dodge & Cox International Stock Fund invests directly in securities denominated in various foreign currencies. The other Funds will invest only in U.S. dollar-denominated foreign securities, the underlying securities of which will be denominated in various foreign currencies. A change in the value of a currency in which the foreign security is denominated against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets. Such changes will also affect a Fund’s income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities denominated in that currency would be expected to decline. There may be no significant foreign exchange market for many currencies and it would, as a result, be difficult for Dodge & Cox International Stock Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar.

Market characteristics. It is contemplated that most foreign equity securities will be purchased by Dodge & Cox Stock Fund and Dodge & Cox Balanced Fund in OTC markets or on U.S. securities exchanges, and in the case of the Dodge & Cox International Stock Fund, on local foreign securities exchanges as described under Foreign Securities. The OTC market includes securities of foreign issuers quoted through the OTC Bulletin Board Service (OTCBB). The OTCBB provides real-time quotations for securities of foreign issuers, including ADRs convertible into such securities, which are registered with the United States Securities and Exchange Commission (SEC) under Section 12 of the Securities Exchange Act of 1934. The OTC market also includes “pink sheet” securities (Pink Sheets) published by Pink Sheets LLC (formerly known as the National Quotation Bureau, Inc.), a quotation medium for unregistered securities of domestic and foreign issuers, including unregistered ADRs convertible into such securities. Pink Sheets LLC is not registered with the SEC as a stock exchange, nor does the SEC regulate its activities. Pink Sheets LLC is not required to provide real-time quotations and does not require companies whose securities are quoted on its systems to meet any listing requirements. With the exception of a few foreign issuers, the companies quoted in the Pink Sheets tend to be thinly traded. Many of these companies do not file periodic reports or audited financial statements with the SEC. For these reasons, companies quoted in the Pink Sheets can involve greater risk. Investments in certain markets may be made through ADRs, European Depository Receipts (EDRs) and Global Depository Receipts (GDRs) traded in the United States or on foreign exchanges. Foreign markets are generally not as developed or efficient as, and may be more volatile than, those in the United States.

While growing in volume, they usually have substantially less volume than U.S. markets and a Fund’s portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign exchanges are generally higher than commissions on United States exchanges. While there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to a Fund.

Investment Funds (Dodge & Cox International Stock Fund). The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund’s investment in these funds is subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

Information and supervision. There is generally less publicly available information about foreign companies which is comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It may not be possible to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments with respect to foreign investments in foreign courts. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

Foreign Taxes. Taxation of dividends and capital gains received by non-residents such as the Funds varies among foreign countries, and, in some cases, is comparatively high. The dividends and interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, stamp duties and transaction taxes. In addition, developing or emerging countries typically have less well defined tax laws and procedures, and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities it could not have reasonably anticipated in conducting its investment activities or valuing its interests. All of these factors may reduce the net amount of income available for distribution to a Fund’s shareholders.

Foreign Ownership Reporting. Foreign companies may require disclosure of substantial holdings of the company’s stock at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a foreign issuer being disclosed to the issuer and potentially to market participants.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or currency exchange control regulations, civil war, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

U.S. Government Obligations. A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies or Government Sponsored Enterprise (GSE). Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank, the Federal Home Loan Banks and the U.S. Postal Service. Other agencies and GSEs are supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. GSEs include, among others, the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurance can be given that the U.S. government would provide support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. Furthermore, with respect to the U.S. government securities purchased by a Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of a Fund’s shares. A Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

Mortgage Pass-Through Securities (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Each Fund may invest a portion of its assets in mortgage pass-through securities which are guaranteed by an agency of the U.S. government or GSE, or are issued by a private entity. These securities represent ownership in “pools” of mortgage loans and are called “pass-throughs” because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When a Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid more quickly than assumed rates. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayments of principal would benefit the portfolio.

Conversely, in a rising interest rate environment, mortgage securities may be prepaid at a rate slower than expected. In this case, the current cash flow of the bond generally decreases. A slower prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the price and volatility of the security.

Collateralized Mortgage Obligations (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Collateralized mortgage obligations (CMOs) are private entity or U.S. government agency- or GSE-issued multi-class bonds that are collateralized by U.S. government agency- or GSE-guaranteed mortgage pass-through securities. A CMO is created when the issuer purchases a collection of mortgage pass-through securities (collateral) and places these securities in a trust, which is administered by an independent trustee. Next, the issuer typically issues multiple classes, or “tranches” of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust.

Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. A real estate mortgage investment conduit (REMIC) is a CMO that qualifies for special federal income tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Although the mortgage pass-through collateral typically has monthly payments of principal and interest, CMO bonds may have monthly, quarterly or semiannual payments of principal and interest, depending on the issuer. Payments received from the collateral are reinvested in short-term debt securities by the trustee between payment dates on the CMO. On the CMO payment dates, the principal and interest payments received from the collateral plus reinvestment income, are applied first to pay interest on the bonds and then to repay principal. In the simplest form, the bonds are retired sequentially; the first payments of principal are applied to retire the first tranche, while all other tranches receive interest only. Only after the first tranche is retired do principal payments commence on the second tranche. The process continues in this sequence until all tranches are retired.

At issuance, each CMO tranche has a stated final maturity date. The stated final maturity date is the date by which the bonds would be completely retired assuming standard amortization of principal but no prepayments of principal on the underlying collateral. However, since it is likely that the collateral will have principal prepayments, the CMO bonds are actually valued on the basis of an assumed prepayment rate. The assumed prepayment rate is used in the calculation of the securities’ weighted-average life, a measure of the securities’ cash flow characteristics. Dodge & Cox will purchase the tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of a Fund.

All CMOs purchased by a Fund will be issued or guaranteed by an agency of the U.S. government or GSE, or have a AA or higher rating by Standard & Poor’s Ratings Group (S&P), Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s) or equivalently rated by a nationally recognized statistical rating organization (NRSRO). To qualify for this rating, a CMO is structured so that even under conservative default, prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs, which relate to the risks of the underlying mortgage pass-through securities. In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rates. In this case, the current cash flow of the bond generally decreases. A reduced prepayment rate effectively lengthens the average life of the security and may adversely affect the price and volatility of the security.

Restricted Securities.

Each Fund may invest in restricted securities (privately placed debt and preferred equity securities) and other securities without readily available market quotations, but will not acquire such securities or other illiquid securities, including repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% (10% for the Dodge & Cox Income Fund) of the value of the Fund’s total assets. Restricted securities, including Rule 144A securities, will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the Funds’ Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities may be priced at fair value as determined in good faith under the supervision of the Trust’s Board of Trustees.

Real Estate Investment Trust (REIT) Investments.

The Dodge & Cox Stock Fund and Dodge & Cox Balanced Fund may purchase equity securities issued by REITs, the Dodge & Cox International Stock Fund may purchase securities from foreign issuers with a similar structure to domestic REITs, and the Dodge & Cox Balanced Fund and the Dodge & Cox Income Fund may purchase debt securities of REITs. A REIT is a company that primarily owns, operates and sometimes finances income-producing real estate properties. To qualify as a REIT, a company must meet certain requirements imposed by the Internal Revenue Code. If met, REITs are exempted from paying federal (and often state) taxes on income distributed to shareholders. Most REITs are structured as an Umbrella Partnership (UPREIT), wherein the REIT is the general partner and majority owner of the Operating Limited Partnership (LP). Equity shares of most REITs are traded on major stock exchanges. REIT debt securities are issued by the Operating LP and are included in major indices.

The value and performance of REIT securities depend upon the investment experience of the underlying real estate related assets. The Funds’ investments in REITs are therefore subject to certain risks related to the skill of management and the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; possible constraints in available cash flow to cover operating expenses, principal, interest and shareholder dividends; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean up of, and liability to, third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes, terrorist attacks or other material disasters that may not be covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

Structured Investments (Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Included among the issuers of debt securities (or equity securities for the Dodge & Cox International Stock Fund) in which a Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.

Each Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although a

Fund’s purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of a Fund’s assets that may be used for borrowing activities.

Structured investments are potentially more volatile and carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. They may entail significant risks that are not associated with a similar instrument in a traditional market.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Funds’ investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds’ restrictions on investments in illiquid securities.

Inflation-Indexed Bonds (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The actual (inflation-adjusted) interest rate on these bonds is fixed at issuance at a rate generally lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation as measured by changes in the Consumer Price Index (CPI). The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the value of the CPI falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the originally issued principal amount upon maturity is guaranteed by the U.S. Treasury. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If such a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The U.S. Treasury began issuing inflation-indexed bonds (commonly referred to as “TIPS” or “Treasury Inflation-Protected Securities”) in 1997. There can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds.

The CPI is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond is taxable as ordinary income, even though investors do not receive their principal until maturity.

When-Issued or Delayed-Delivery Transactions (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Each Fund may purchase securities on a when-issued or a delayed-delivery basis, that is, for payment and delivery on a date later than normal settlement for that type of security.

The purchase price and yield on these securities are generally set at the time of purchase. A Fund earmarks liquid assets with a value at least as great as the purchase price of the security as long as the obligation to purchase continues. The value of the delayed-delivery security is reflected in a Fund’s net asset value as of the purchase date, however, no income accrues to a Fund from these securities prior to their delivery to the Fund. A Fund makes such purchases for long-term investment reasons, but may actually sell the securities prior to settlement date if Dodge & Cox deems it advisable in seeking to achieve the objectives of the Fund. The purchase of these types of securities may increase a Fund’s overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

Cash Position. Each Fund will hold a certain portion of its assets in U.S. dollar-denominated money market securities, including repurchase agreements, commercial paper, and bank obligations in the two highest rating categories maturing in one year or less. In addition, each Fund may invest in shares of U.S. dollar-denominated money market funds. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility. The Dodge & Cox International Stock Fund may also hold bank time deposits and money market securities denominated in foreign currency.

Bank Obligations. Certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (such as bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

Repurchase Agreements. Each Fund may enter into a repurchase agreement through which an investor (such as a Fund) purchases a security (underlying security) from a well established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Dodge & Cox’s approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, F1 by Fitch, P1 by Moody’s, or the equivalent rating as determined by Dodge & Cox. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. A Fund will only enter into repurchase agreements where (i) the underlying securities are issued by the U.S. government, its agencies and GSEs, (ii) the market value of the underlying security, including interest accrued, will be at all times greater than the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period which the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Borrowing Money. The Funds may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction from time to time. Current regulations permit a Fund to borrow from a bank in an amount up to 1/3 of the Fund’s total assets (including the amount borrowed), and to borrow additional amounts up to 5% of the Fund’s total assets (including the amount borrowed) for temporary purposes.

Lending of Portfolio Securities. Each Fund has reserved the right to lend its securities to qualified broker/dealers, banks or other financial institutions. By lending its portfolio securities, a Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and the aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund.

Investment Companies. The Funds can purchase the securities of other investment companies, including money market funds, as permitted by the 1940 Act.

Foreign Currency Transactions (Dodge & Cox International Stock Fund). The Fund may enter into currency forward or futures contracts.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no explicit commissions are charged (i.e., separately identifiable mark-ups and mark-downs) at any stage for trades.

The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund’s use of such contracts would include, but not be limited to, the following:

First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when Dodge & Cox believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain and can result in principal loss or gain.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund may also enter into foreign currency futures contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio, including using such contracts for the purposes noted above. A sale of a foreign currency futures contract creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a foreign currency futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. The Fund may sell a currency futures contract if it anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund’s securities denominated in such currency. If it is anticipated that exchange rates will rise, the Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of certain foreign currency futures contracts may specify actual delivery or receipt, in many instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency, or provide contractually for cash settlement of the parties’ obligations under the contract. Closing out of a foreign currency futures contract may be effected by entering into an offsetting purchase or sale transaction. To offset a foreign currency futures contract sold by the Fund, the Fund purchases a foreign currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund may sell a foreign currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

A risk in employing foreign currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of the Fund’s securities. The degree of correlation may be distorted by the fact that the foreign currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

The Fund’s dealings in currency forward or futures contracts will generally be limited to the transactions described above, although the Fund may also enter into such contracts for any other purpose consistent with the Fund’s investment objective and program. The Fund is not required to enter into such transactions and there is no assurance that the Fund will use currency management strategies or that the Fund will be successful in managing currency exposure if such strategies are used. Dodge & Cox could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place. The use of these techniques to hedge against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency. The Fund could lose money through the use of currency management strategies.

Pursuant to applicable regulatory exemptions, the Fund and Dodge & Cox are not deemed to be a “commodity pool” or “commodity pool operator”, respectively, under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

Asset Coverage Requirements

With respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by earmarking liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to earmark liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional value of the contract. By setting aside assets equal to only its net obligation under cash-settled forward or futures, a Fund will have the ability to employ such contracts to a greater extent than if the Fund were required to set aside assets equal to the full notional value of such contracts.

Additional Risks

General. Because of its investment policy, each Fund may not be suitable or appropriate for all investors. The Funds are not money market funds and are not appropriate investments for those whose primary objective is principal stability. A Fund’s assets will be subject to all of the risks of investing in the financial markets. All investment entails risk. The value of the portfolio securities of a Fund will fluctuate based upon market conditions. Although a Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can be no guarantee that a Fund will achieve its investment objective(s).

Management Risk. The Funds are subject to management risk because they are actively managed investment portfolios. Dodge & Cox will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results.

Debt Obligations. A Fund will invest in debt securities which hold the prospect of contributing to the achievement of a Fund’s objectives. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of a Fund to achieve its investment objective(s) is also dependent on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of interest and principal when due. As discussed below, each Fund’s investment program permits it to hold securities that have been downgraded. In addition, the Dodge & Cox Balanced and Income Funds may invest in lower-quality securities. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default—that is, the nonpayment of interest and principal by the issuer—than higher-quality investments. Such securities are also subject to special risks, discussed below. Although a Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, these efforts will not eliminate all risk.

After purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security by a Fund. However, Dodge & Cox will consider such event in its determination of whether a Fund should continue to hold the security. To the extent that the ratings given by Moody’s, Fitch, S&P or NRSRO may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

Special Risks of High-Yield Investing. As described above, under limited circumstances, a Fund may hold low-quality bonds commonly referred to as “junk bonds”. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent a Fund holds such bonds, achievement of its investment objective(s) will be more dependent on Dodge & Cox’s credit analysis than would be the case if a Fund was investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a “thin” market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

Participation on Creditor, Bondholder or Shareholder Committees. A Fund may from time to time participate on committees formed by creditors, bondholders or shareholders, and in connection with such committees may enter into agreements or take other actions to enforce the Funds’ rights or protect the value of assets held in the Funds. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

DISCLOSURE OF FUND HOLDINGS

The Funds provide a complete list of their holdings four times in each fiscal year, as of the end of each quarter. The lists appear in the Funds’ First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Funds file the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s web site at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A list of the Funds’ quarter-end holdings is also available at www.dodgeandcox.com and upon request on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

Occasionally, certain third parties—including the Funds’ service providers, independent rating and ranking organizations, intermediaries that distribute the Funds’ shares, institutional investors and others—request information about the Funds’ portfolio holdings. The Board of Trustees has approved policies and procedures relating to disclosure of the Funds’ portfolio holdings, which includes the protection of non-public portfolio holdings information. The Funds’ policy is to disclose portfolio holdings to third parties only if legally required or when the Funds believe there is a legitimate business purpose for the information and the recipient will not use the information to engage in any trading of the Funds’ holdings or Fund shares on the basis of nonpublic information.

The Funds may provide, at any time, portfolio holdings information to their service providers, such as the Funds’ investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, and proxy voting services, as well as to state and federal regulators and government agencies, and as otherwise required by law or judicial process. These service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

Additionally, the Funds may provide information regarding their portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the recipient does not distribute the portfolio holdings information or results of the analysis to third parties, or use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Any confidentiality agreement must be in form and substance acceptable to Dodge & Cox’s Legal Department and the Funds’ Chief Compliance Officer.

From time to time, officers of the Funds or Dodge & Cox may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that the Funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Funds’ most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings disclosed on its web site.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Funds’ portfolio securities, the Funds may disclose one or more of their securities. The Funds have not entered into formal nondisclosure agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Dodge & Cox believed was misusing the disclosed information.

The Funds’ Board of Trustees and Dodge & Cox’s Legal Department may, on a case-by-case basis, impose additional restrictions on the dissemination of the Funds’ portfolio information beyond those described herein.

Dodge & Cox’s portfolio holdings policy requires any violations of the policy that affect the Funds be reported to the Funds’ Chief Compliance Officer. If the Funds’ Chief Compliance Officer, in the exercise of her duties, deems that a violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, she is required to report the violation to the Funds’ Board of Trustees.

MANAGEMENT OF THE FUND

Trustees and Officers

The Trust is organized as a Delaware statutory trust. The Trust’s Board of Trustees supervises the Trust operations and performs statutory duties required by applicable state and federal law. The address for each Trustee and Officer is c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, California 94104, unless otherwise noted. Each Trustee and Officer oversees all four portfolios in the Dodge & Cox Funds Complex and serves for an indefinite term.

TRUSTEES
Name and Address (Age)	Position(s) with Trust (Year of Election or Appointment)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Interested Trustees
John A. Gunn* (63)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005), and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Fixed Income Investment Policy Committee (FIIPC) and International Investment Policy Committee (IIPC)
Kenneth E. Olivier* (55)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC
Dana M. Emery* (45)	Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of IPC and FIIPC
Independent Trustees
William F. Ausfahl (67)	Trustee (since 2002)	Chief Financial Officer, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)

*

Each has been an employee of Dodge & Cox, 40th Floor, 555 California Street, San Francisco, California for over 15 years in an executive position and is an “interested person” of the Trust as defined in the 1940 Act.

Independent Trustees (continued)
Name and Address (Age)	Position(s) with Trust (Year of Election or Appointment)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
L. Dale Crandall (65)	Trustee (since 1999)	President, Piedmont Corporate Advisors, Inc. (private consulting) (2003-present); President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Executive Vice President – Finance and Administration & Chief Financial Officer, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank); Director, Covad Communications Group (broadband communications services); Director, Ansell Limited (medical equipment and supplies); Director, BEA Systems, Inc. (software and programming); Director, Coventry Health Care, Inc. (managed health care)
Thomas A. Larsen (57)	Trustee (since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (Law Firm) (1977-Present)
John B. Taylor (61)	Trustee (since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)
Will C. Wood (66)	Trustee (since 1992)	Principal, Kentwood Associates, Financial Advisers (1994-Present)	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank)

OFFICERS
Name and Address (Age)	Position(s) with Trust (Year of Election or Appointment)	Principal Occupation(s) During Past Five Years
Katherine Herrick Drake (53)	Vice President (since 1993)	Vice President of Dodge & Cox, Portfolio Manager
Charles F. Pohl (49)	Assistant Vice President (since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst and member of IPC, IIPC (since 2007) and FIIPC
Diana S. Strandberg (47)	Vice President (since 2005)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of IPC (since 2005) and IIPC
Thomas M. Mistele (53)	Secretary and Assistant Treasurer (since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox
David H. Longhurst (49)	Treasurer (since 2006)	Assistant Treasurer of Dodge & Cox (since 2007); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)
John M. Loll (40)	Assistant Treasurer and Assistant Secretary (since 2000)	Vice-President and Treasurer of Dodge & Cox
Marcia P. Venegas (38)	Chief Compliance Officer (since 2004)	Chief Compliance Officer (since 2005) of Dodge & Cox; Compliance Officer of Dodge & Cox (2003-2004)
Wendell W. Birkhofer (50)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst and member of IPC
James T. Borden (47)	Assistant Vice President (since 2004)	Vice President (since 2006) of Dodge & Cox, Taxable Account Portfolio Manager
C. Bryan Cameron (49)	Assistant Vice President (since 2004)	Vice President of Dodge & Cox and Director of Research, Portfolio Manager, Investment Analyst and member of IPC and IIPC

OFFICERS (continued)
Name and Address (Age)	Position(s) with Trust (Year of Election or Appointment)	Principal Occupation(s) During Past Five Years
Steven H. Cassriel (45)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox, Portfolio Manager and Investment Analyst
Stephanie D. Crowe (41)	Assistant Vice President (since 2005)	Vice President (since 2004) of Dodge & Cox and Investment Analyst
James H. Dignan (37)	Assistant Vice President (since 2004)	Vice President (since 2004) of Dodge & Cox, Portfolio Manager, Investment Analyst and member of FIIPC
Mario C. DiPrisco (31)	Assistant Vice President (since 2005)	Vice President (since 2006) of Dodge & Cox, Portfolio Manager, Investment Analyst and member of IIPC (since 2004)
Thomas S. Dugan (42)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst and member of IPC and FIIPC
David J. Edwards (45)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox and Client Service Representative
Yasha Gofman (40)	Assistant Vice President (since 2005)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst and member of IIPC
Steven T. Gorski (37)	Assistant Vice President (since 2001)	Vice President (since 2004) of Dodge & Cox and Client Service Representative
David C. Hoeft (39)	Assistant Vice President (since 2004)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst and member of IPC
Keiko Horkan (36)	Assistant Vice President (since 2007)	Vice President (since 2005) Investment Analyst and member of the IIPC
Patricia A. Hughes (56)	Assistant Vice President (since 2006)	Vice President of Dodge & Cox
Kevin D. Johnson (45)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox, Portfolio Manager and Investment Analyst
Roberta R.W. Kameda (46)	Assistant Vice President (since 2006)	Senior Counsel (since 2006) of Dodge & Cox, Senior Associate General Counsel, Franklin Templeton Investments (1997-2006)

OFFICERS (continued)
Name and Address (Age)	Position(s) with Trust (Year of Election or Appointment)	Principal Occupation(s) During Past Five Years
Roger G. Kuo (36)	Assistant Vice President (since 2006)	Vice President (since 2003) of Dodge & Cox, Portfolio Manager, Investment Analyst and member of IIPC (since 2006)
Peter C. Lambert (54)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and FIIPC
Mary Ann Milias (62)	Assistant Vice President (since 2002)	Vice President of Dodge & Cox and Client Service Representative
Ria T. Nickens (36)	Assistant Vice President (since 2002)	Client Service Representative of Dodge & Cox
Shirlee R. Neil (42)	Assistant Vice President (since 2005)	Vice President of Dodge & Cox, Portfolio Manager and Investment Analyst
Lynn A. Poole (47)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox, Portfolio Manager and Investment Analyst
Kent E. Radspinner (40)	Assistant Vice President (since 2003)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst and member of FIIPC
Larissa M. Roesch (40)	Assistant Vice President (since 2003)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst and member of FIIPC
Gregory R. Serrurier (51)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst and member of IPC and IIPC
Tara E. Shamia (30)	Assistant Vice President (since 2005)	Client Service Representative of Dodge & Cox
Robert B. Thompson (59)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox, Portfolio Manager and member of FIIPC
Steven C. Voorhis (37)	Assistant Vice President (since 2006)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst and member of IPC
Eric R. Warner (45)	Assistant Vice President (since 2006)	Taxable Account Portfolio Manager (since 2005) of Dodge & Cox; Partner Telegraph Hill Investment Counsel (1997-2005)

The Board of Trustees has four standing committees listed below:

	Functions	Members	Number of Meetings Held During Last Fiscal Year
Audit and Compliance Committee	Oversee the accounting and financial reporting processes of the Trust and each of its series and its internal controls and, as the Committee deems appropriate, inquire into the internal controls of certain third-party service providers; to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; oversee, or, as appropriate, assist Board of Trustees’ oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls and independent audits; approve prior to appointment the engagement of the Funds’ independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors; and act as a liaison between the Funds’ independent auditors and Chief Compliance Officer and the Board.	William F. Ausfahl L. Dale Crandall (Chairman) Thomas A. Larsen John B. Taylor Will C. Wood	2
Contract Review Committee*	Consider the renewal of the Investment Management Agreements between the Funds and Dodge & Cox pursuant to Section 15(c) of the 1940 Act, and such other material contracts as the Board and Committee deem appropriate.	William F. Ausfahl L. Dale Crandall Thomas A. Larsen John B. Taylor (Chairman) Will C. Wood	0
Governance Committee	Nominate proposed members of committees of the Board; evaluate and recommend to the Board the compensation of Trustees and Trustee expense reimbursement policies; evaluate the performance of the Board as deemed necessary.	William F. Ausfahl L. Dale Crandall Thomas A. Larsen John B. Taylor Will C. Wood (Chairman)	5

	Functions	Members	Number of Meetings Held During Last Fiscal Year
Nominating Committee

Determine such standards or qualifications for nominees to serve as Trustees on the Board, if any, as the Committee deems appropriate; identify possible candidates to become members of the Board in the event that a Trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more Trustees is to be elected; and consider and evaluate such candidates and recommend Trustee nominees for the Board’s approval.

The Nominating Committee will consider shareholder recommendations for Trustee nominees. Shareholders may send recommendations to the Secretary of the Trust.

		William F. Ausfahl L. Dale Crandall Thomas A. Larsen John B. Taylor Will C. Wood (Chairman)	0
Valuation Committee	Review and approve the Funds’ valuation procedures for each of its series; provide oversight for pricing of securities and calculation of net asset value; approve and/or ratify “fair valuations”; and approve and/or ratify determinations of liquidity of the Funds’ securities.	William F. Ausfahl L. Dale Crandall Thomas A. Larsen John B. Taylor (Chairman) Will C. Wood	1

Trustees and officers of the Trust affiliated with Dodge & Cox hold a controlling interest in Dodge & Cox. On March 31, 2007, the officers and Trustees of the Trust owned less than 1.0% of the outstanding shares of each of the Dodge & Cox Funds.

*Note: The Contract Review Committee is a newly-established committee. These functions previously resided in the Governance Committee.

The following table shows the dollar range of any equity securities beneficially owned by the Trustees in any of the Funds in the Dodge & Cox Funds Complex as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in all Registered Invest- ment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
John A. Gunn	Dodge & Cox Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Kenneth E. Olivier	Dodge & Cox Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Dana M. Emery	Dodge & Cox Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Independent Trustees
William F. Ausfahl	Dodge & Cox Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
L. Dale Crandall	Dodge & Cox Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 — Over $100,000 —	Over $100,000
Thomas A. Larsen	Dodge & Cox Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 — —	Over $100,000
John B. Taylor	Dodge & Cox Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 — — —	Over $100,000
Will C. Wood	Dodge & Cox Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 $1-$10,000 $1-$10,000	Over $100,000

The following table shows compensation paid by the Trust to Independent Trustees. The Trust does not pay any other remuneration to its officers or Trustees, and has no bonus, profit-sharing, pension or retirement plan.

Independent Trustee	Total Compensation from Funds and the Dodge & Cox Funds Complex paid to Trustees for Year Ended December 31, 2006
William F. Ausfahl	$144,000
L. Dale Crandall	$129,000
Thomas A. Larsen	$139,000
John B. Taylor	$129,000
Will C. Wood	$129,000

Code of Ethics

The Funds and Dodge & Cox have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Dodge & Cox employees with access to information (access persons) about the purchase or sale of securities in a Fund’s portfolio may engage in personal securities transactions, including securities purchased or held by the Funds. However, the Code of Ethics requires, among other provisions, that access persons obtain approval before executing certain personal trades. The Code of Ethics is designed to place the interests of the Funds’ shareholders before the interests of the people who manage the Funds. The Code of Ethics is on file with the SEC.

Proxy Voting Policies and Procedures

Dodge & Cox Funds Proxy Voting Policies and Procedures are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-621-3979; or on or the Funds’ web site at www.dodgeandcox.com, and (2) on the SEC’s web site at www.sec.gov.

Principal Holders of Securities

On March 31, 2007, National Financial Services Inc., 200 Liberty St., One World Financial Center, New York, NY 10281-1003, owned of record                      shares (        %),                      shares (        %),                      shares (        %) and                      shares (        %) of the outstanding shares of Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund, respectively. Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104-4122, owned of record                      shares (        %),                      shares (        %),                      shares (        %) and                      shares (        %) of the outstanding shares of Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund, respectively. The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of each Fund.

Investment Manager

Dodge & Cox, 555 California Street, 40th Floor, San Francisco, California 94104, a California corporation, is employed by the Trust as manager and investment adviser of the Funds, subject to the direction of the Board of Trustees. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930 and has served as manager and investment adviser for the Funds since each Fund’s inception.

Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities. Its activities are devoted to investment research and the supervision of investment accounts for individuals, trustees, corporations, pension and profit-sharing funds, public entities, and charitable institutions. Dodge & Cox Stock Fund and Balanced Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of each Fund. Dodge & Cox International Stock Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.60% of the average daily net asset value of the Fund. The Dodge & Cox Income Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million.

The Investment Management Agreements with Dodge & Cox Stock Fund and Income Fund provide that Dodge & Cox will waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Fund exceed 0.75% and 1%, respectively, of the average daily net asset value of the Fund. No waiver of management fee was required for 2006 under the agreements. Investment management fees received by Dodge & Cox from the Funds for the last three years were as follows:

	2006	2005	2004

Dodge & Cox Stock Fund	$293,203,489	$235,198,282	$179,639,203

Dodge & Cox International Stock Fund	129,669,391	50,874,481	10,819,237

Dodge & Cox Balanced Fund	126,124,944	112,502,736	83,315,471

Dodge & Cox Income Fund	42,320,134	35,559,299	26,982,508

The contracts may be terminated at any time without penalty upon 60 days written notice by action of the Trustees, shareholders or by Dodge & Cox. The contracts will terminate automatically should there be an assignment thereof. In addition to Dodge & Cox’s fee, each Fund pays other direct expenses, including transfer agent, custodial, accounting, legal, insurance and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and shareholder meeting expenses; membership dues for trade associations; legal expenses for Independent Legal Counsel to the Independent Trustees of the Trust; and Trustee fees and expenses. In 2006, the ratio of total operating expenses to average net assets of Dodge & Cox Stock Fund, International Stock Fund, Balanced Fund and Income Fund were 0.52%, 0.66%, 0.52% and 0.44%, respectively. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Funds for which it receives no additional compensation. Dodge & Cox supervises the operations of the Funds and directs the investment and reinvestment of its assets and furnishes all executive personnel and office space required.

Investment Committee Members

As described in the Funds’ Prospectus, the Dodge & Cox Stock Fund’s investments and the stock portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s Investment Policy Committee (IPC), and no one IPC member is primarily responsible for making investment recommendations for the Funds. IPC is also responsible for determining the asset allocation of the Dodge & Cox Balanced Fund. The Dodge & Cox International Stock Fund’s investments are managed by Dodge & Cox’s International Investment Policy Committee (IIPC), and no one IIPC member is primarily responsible for making investment recommendations for the Fund. The Dodge & Cox Income Fund’s investments and the fixed-

income portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s Fixed Income Investment Policy Committee (FIIPC), and no one FIIPC member is primarily responsible for making investment recommendations for the Funds. The IPC, Dana M. Emery, Thomas S. Dugan and Peter C. Lambert, work together to set target duration ranges for the Balanced and Income Funds and review certain fixed-income investments for the Balanced and Income Funds, including those rated below “BBB.” The IPC also makes asset allocation decisions among equity and fixed-income securities in the Dodge & Cox Balanced Fund. The research work of Dodge & Cox is organized for comprehensive and continuous appraisal of the economy and of various industries and companies. Supplemental research facilities are used to obtain additional coverage of business and financial developments affecting comparative security values.

Other Accounts Managed By Investment Committee Members

The investment committee members may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account.

Dodge & Cox Stock Fund (as of December 31, 2006)

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
IPC Members
John A. Gunn
Number of Other Accounts Managed	3	0	14
Total Assets in Other Accounts Managed	$70,328,858,711	—	$111,136,990
Kenneth E. Olivier
Number of Other Accounts Managed	1	0	93
Total Assets in Other Accounts Managed	$27,457,804,255	—	$4,040,922,269
Diana S. Strandberg
Number of Other Accounts Managed	2	0	2
Total Assets in Other Accounts Managed	$58,357,141,878	—	$77,702,407
Wendell W. Birkhofer
Number of Other Accounts Managed	1	0	106
Total Assets in Other Accounts Managed	$27,457,804,255	—	$8,032,349,751
C. Bryan Cameron
Number of Other Accounts Managed	2	0	3
Total Assets in Other Accounts Managed	$58,357,141,878	—	$454,547,863
David C. Hoeft
Number of Other Accounts Managed	1	0	4
Total Assets in Other Accounts Managed	$27,457,804,255	—	$187,684,646

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
Charles F. Pohl
Number of Other Accounts Managed	3	0	5
Total Assets in Other Accounts Managed	$70,328,858,711	—	$609,610,781
Gregory R. Serrurier
Number of Other Accounts Managed	2	0	98
Total Assets in Other Accounts Managed	$58,357,141,878	—	$6,900,248,686
Steven C. Voorhis
Number of Other Accounts Managed	1	0	1
Total Assets in Other Accounts Managed	$27,457,804,255	—	$26,750,707

Dodge & Cox International Stock Fund (as of December 31, 2006)

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
IIPC Members
John A. Gunn
Number of Other Accounts Managed	3	0	14
Total Assets in Other Accounts Managed	$105,614,527,057	—	$111,136,990
Diana S. Strandberg
Number of Other Accounts Managed	2	0	2
Total Assets in Other Accounts Managed	$93,642,810,224	—	$77,702,407
C. Bryan Cameron
Number of Other Accounts Managed	2	0	3
Total Assets in Other Accounts Managed	$93,642,810,224	—	$454,547,863
Mario C. DiPrisco
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	—	—	—
Yasha Gofman
Number of Other Accounts Managed	0	0	1
Total Assets in Other Accounts Managed	—	—	$565,088,939
Keiko Horkan (joined IIPC January 2007)
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	—	—	—

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
Roger G. Kuo
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	—	—	—
Charles F. Pohl
Number of Other Accounts Managed	3	0	5
Total Assets in Other Accounts Managed	$105,614,527,057	—	$609,610,787
Gregory R. Serrurier
Number of Other Accounts Managed	2	0	98
Total Assets in Other Accounts Managed	$93,642,810,224	—	$6,900,248,686

Dodge & Cox Balanced Fund (as of December 31, 2006)

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
IPC and FIIPC Members
John A. Gunn
Number of Other Accounts Managed	3	0	14
Total Assets in Other Accounts Managed	$109,056,060,425	—	$111,136,990
Kenneth E. Olivier
Number of Other Accounts Managed	1	0	93
Total Assets in Other Accounts Managed	$66,185,005,969	—	$4,040,922,269
Dana M. Emery
Number of Other Accounts Managed	1	0	36
Total Assets in Other Accounts Managed	$11,971,716,833	—	$10,352,761,387
Diana S. Strandberg
Number of Other Accounts Managed	2	0	2
Total Assets in Other Accounts Managed	$97,084,343,592	—	$77,702,407
Wendell W. Birkhofer
Number of Other Accounts Managed	1	0	106
Total Assets in Other Accounts Managed	$66,185,005,969	—	$8,032,349,751
C. Bryan Cameron
Number of Other Accounts Managed	2	0	3
Total Assets in Other Accounts Managed	$97,084,343,592	—	$454,547,863

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
James Dignan
Number of Other Accounts Managed	1	0	2
Total Assets in Other Accounts Managed	$11,971,716,833	—	$36,500,345
Thomas S. Dugan
Number of Other Accounts Managed	1	0	23
Total Assets in Other Accounts Managed	$11,971,716,833	—	$7,745,545,675
David C. Hoeft
Number of Other Accounts Managed	1	0	4
Total Assets in Other Accounts Managed	$66,185,005,969	—	$187,684,646
Peter C. Lambert
Number of Other Accounts Managed	1	0	52
Total Assets in Other Accounts Managed	$11,971,716,833	—	$9,184,276,589
Charles F. Pohl
Number of Other Accounts Managed	3	0	5
Total Assets in Other Accounts Managed	$109,056,060,425	—	$609,610,781
Kent E. Radspinner
Number of Other Accounts Managed	1	0	7
Total Assets in Other Accounts Managed	$11,971,776,833	—	$724,765,778
Larissa M. Roesch
Number of Other Accounts Managed	1	0	15
Total Assets in Other Accounts Managed	$11,971,776,833	—	$2,823,315,844
Gregory R. Serrurier
Number of Other Accounts Managed	2	0	98
Total Assets in Other Accounts Managed	$97,084,343,592	—	$6,900,248,686
Robert B. Thompson
Number of Other Accounts Managed	1	0	72
Total Assets in Other Accounts Managed	$11,971,776,833	—	$6,070,140,801
Steven C. Voorhis
Number of Other Accounts Managed	1	0	1
Total Assets in Other Accounts Managed	$66,185,005,969	—	$26,750,707

Dodge & Cox Income Fund (as of December 31, 2006)

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
FIIPC Member
John A. Gunn
Number of Other Accounts Managed	3	0	14
Total Assets in Other Accounts Managed	$124,542,147,847	—	$111,136,990
Dana M. Emery
Number of Other Accounts Managed	1	0	36
Total Assets in Other Accounts Managed	$27,457,804,255	—	$10,352,761,387
James H. Dignan
Number of Other Accounts Managed	1	0	2
Total Assets in Other Accounts Managed	$27,457,804,255	—	$36,500,345
Thomas S. Dugan
Number of Other Accounts Managed	1	0	23
Total Assets in Other Accounts Managed	$27,457,804,255	—	$7,745,545,675
Peter C. Lambert
Number of Other Accounts Managed	1	0	52
Total Assets in Other Accounts Managed	$27,457,804,255	—	$9,184,276,589
Charles F. Pohl
Number of Other Accounts Managed	3	0	5
Total Assets in Other Accounts Managed	$124,542,147,847	—	$609,610,781
Kent E. Radspinner
Number of Other Accounts Managed	1	0	7
Total Assets in Other Accounts Managed	$27,457,804,255	—	$724,765,778
Larissa M. Roesch
Number of Other Accounts Managed	1	0	15
Total Assets in Other Accounts Managed	$27,457,804,255	—	$2,823,315,844
Robert B. Thompson
Number of Other Accounts Managed	1	0	72
Total Assets in Other Accounts Managed	$27,457,804,255	—	$6,070,140,801

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of the Funds’ trades, investment opportunities, broker selection and Fund investments. Because of their roles on the investment committees, investment committee members may be privy to the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that investment committee members could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund. It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by investment committee members, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Dodge & Cox has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. With respect to securities transactions for the Funds, Dodge & Cox determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to its other accounts, Dodge & Cox may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dodge & Cox may place separate, non-simultaneous transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account. Additionally, members of investment committees or their relatives may invest in a Fund and a conflict may arise where they may have an incentive to treat the Fund that they invest in preferentially as compared to other accounts.

Compensation

Compensation of Dodge & Cox Funds’ investment committee members includes a base salary, cash bonus, and a package of employee benefits which are generally available to all salaried employees. Compensation is structured to emphasize the success of Dodge & Cox rather than that of any one individual. Dodge & Cox does not have any “incentive compensation” or “deferred compensation” programs. Compensation is not linked to the distribution of Fund shares or to the performance of any account or Fund. All investment committee members also participate in equity ownership of Dodge & Cox. Each element of compensation is detailed below:

Base Salary. Each investment committee member is paid a fixed base salary which is intended to be competitive in light of each member’s experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of Dodge & Cox and the member’s long-term contributions to the firm. Dodge & Cox’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Dodge & Cox participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Equity Ownership. All investment committee members are shareholders of Dodge & Cox, which is a private, employee-owned S-corporation. A shareholder’s equity interest in Dodge & Cox provides pass-through income of Dodge & Cox’s profits and annual cash distributions based on each shareholder’s proportionate interest. Shareholder distributions are generally determined based on considerations of Dodge & Cox’s working capital requirements and on estimated tax liabilities associated with the pass-through of Dodge & Cox’s income. Dodge & Cox’s shares are issued and redeemed at book value and may only be held by active employees of the company. Changes in share ownership are controlled by Dodge & Cox’s Board of Directors, whose decisions regarding share ownership are based on each member’s long-term contributions to the firm. Shareholders also receive a benefit from the appreciation of the book value of their shares, which is realized when shares are repurchased by Dodge & Cox from the shareholder.

Employee Benefit Program. Investment committee members participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan funded at the maximum allowable amount.

The above information regarding compensation of investment committee members is current as of December 31, 2006.

Ownership of Securities

The following table indicates the dollar range of securities of each Dodge & Cox Fund beneficially owned by the Fund’s investment committee members as of December 31, 2006.

AGGREGATE DOLLAR RANGE OF SECURITIES IN THE FUND
	Dodge & Cox Stock Fund	Dodge & Cox Balanced Fund
Investment Policy Committee
Wendell W. Birkhofer	G	F
C. Bryan Cameron	G	G
John A. Gunn	G	G
David C. Hoeft	E	E
Kenneth E. Olivier	G	G
Charles F. Pohl	G	G
Gregory R. Serrurier	G	G
Diana S. Strandberg	F	G
Steven C. Voorhis	E	E
AGGREGATE DOLLAR RANGE OF SECURITIES IN THE FUND
Dodge & Cox International Stock Fund
International Investment Policy Committee
C. Bryan Cameron	E
Mario C. DiPrisco	E
Yasha Gofman	G
John A. Gunn	G
Keiko Horkan	F
Roger G. Kuo	E
Charles F. Pohl	E
Gregory R. Serrurier	F
Diana S. Strandberg	G
AGGREGATE DOLLAR RANGE OF SECURITIES IN THE FUND
	Dodge & Cox Balanced Fund	Dodge & Cox Income Fund
Fixed Income Investment Policy Committee
James H. Dignan	E	E
Thomas S. Dugan	E	E
Dana M. Emery	G	G
John A. Gunn	G	G
Peter C. Lambert	E	E
Charles F. Pohl	G	F
Kent E. Radspinner	E	E
Larissa M. Roesch	E	E
Robert B. Thompson	G	E

RANGES: A—NONE; B—$1-$10,000; C—$10,001-$50,000; D—$50,001-$100,000; E—$100,001-$500,000; F—$500,001-$1,000,000; G—MORE THAN $1,000,000.

Dodge & Cox’s profit sharing plan is almost entirely invested in shares of the Funds. As of December 31, 2006, the profit sharing plan held $137,837,098 in the Funds.

Other Service Providers

Custodian and Transfer Agent

State Street Bank and Trust Company, P.O. Box 8422, Boston, Massachusetts 02266-8422 (1-800-621-3979), at its offices of its branches and agencies throughout the world, acts as custodian of all cash and securities of the Funds and serves as fund accounting agent for the Funds. As Foreign Custody Manager for the Dodge & Cox International Stock Fund, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories. Boston Financial Data Services, P.O. Box 8422, Boston, Massachusetts 02266-8422 (1-800-621-3979) acts as transfer and dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, is the Independent Registered Public Accounting Firm to the Funds, subject to annual appointment by the Board of Trustees. PricewaterhouseCoopers LLP conducts an annual audit of the accounts and records of each Fund, reports on the Fund’s annual financial statements and performs tax and accounting advisory services.

Independent Legal Counsel to the Independent Trustees

Ropes & Gray LLP, One Embarcadero Center, Suite 2200, San Francisco, CA 94111-3627, currently serves as Independent Legal Counsel to the Independent Trustees. A determination with respect to the independence of the Independent Legal Counsel is made at least annually by the Independent Trustees, as prescribed by the 1940 Act and the rules promulgated thereunder.

Legal Counsel to the Funds

Dechert LLP, 1775 I Street, NW, Washington, DC 20006-2401, currently serves as legal counsel to the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Investment Management Agreements provide that Dodge & Cox is responsible for selecting members of securities exchanges, brokers and dealers (brokers) for the execution of a Fund’s portfolio transactions and, when applicable, the negotiation of commissions. All decisions and placements are made in accordance with the following principles:

1.

Purchase and sale orders will be placed with brokers who are selected by Dodge & Cox as able to achieve “best execution” of such orders. Best execution means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved and to search for and obtain liquidity to minimize market impact, availability of the broker to stand ready to execute possibly difficult transactions, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by Dodge & Cox in determining the overall reasonableness of brokerage commissions.

2.	In selecting brokers to execute the Funds’ portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of Dodge & Cox to seek the lowest available commission rate where it is believed that a broker charging a higher commission rate would offer liquidity or provide better price or execution.

3.	Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and overseas, these commissions are negotiated. Equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed; however, listed securities may be purchased in the over-the-counter market if such market provides best execution and liquidity. In underwritten offerings, the price includes a disclosed selling concession.

For fixed-income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

4.

Dodge & Cox is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (1934 Act), for a Fund and/or other accounts, if any, for which Dodge & Cox exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable (sometimes referred to as “soft dollar” arrangements). Such allocation may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Dodge & Cox determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or with Dodge & Cox’s overall responsibilities with respect to a Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, Dodge & Cox is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting brokerage or research services. In demonstrating that such determinations were made in good faith, Dodge & Cox will be prepared to show that all commissions were allocated and paid for purposes contemplated by a Fund’s brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to Dodge & Cox in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range will be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there will also be taken into account a Fund’s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies which are provided for Dodge & Cox are useful to Dodge & Cox in performing its advisory services under its Investment Management Agreement with a Fund. Research services provided by brokers to Dodge & Cox are considered to be in addition to, and not in lieu of, services required to be performed by Dodge & Cox under its Investment Management Agreement. Research furnished by brokers through whom a Fund effects securities transactions may be used by Dodge & Cox for any of its accounts, and not all such research may be used by Dodge & Cox for the Funds. It is currently the policy of Dodge & Cox to not use credits generated through soft dollar arrangements to pay for third-party research services (services produced by a party other than the broker receiving the commissions or an affiliate of that broker). As such, Dodge & Cox pays for third-party research out of its own assets. Additionally, Dodge & Cox may receive third-party research from executing brokers if such research is ancillary to proprietary research provided by the broker and is not paid for with soft dollar credits.

The receipt of investment research and information and related services permits Dodge & Cox to supplement its own research and analysis and makes available to Dodge & Cox the views and information of individuals and research staffs of other firms. The views and information include such matters as communications with persons having special expertise on certain companies, industries, areas of economy or market factors and written materials on these and other areas which might affect the economy or securities prices.

Research services may also include information regarding transnational economies, industries, countries, groups of securities and individual companies; statistical information and databases; accounting and tax law interpretations; political developments; legal developments affecting portfolio securities; pricing and appraisal services; issuer disclosure services; credit, risk measurement and performance analysis; and analysis of corporate responsibility issues. Research services are subject to internal analysis before being incorporated into Dodge & Cox’s investment process.

5.	Purchases and sales of portfolio securities within the United States other than on a securities exchange will be executed with primary market makers acting as principal except where, in the judgment of Dodge & Cox, better prices and execution may be obtained on a commission basis or from other sources.

Insofar as known to management, no Trustee or officer of the Trust, nor Dodge & Cox or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of a Fund. There is no fixed method used in determining which brokers receive which order or how many orders.

Periodically Dodge & Cox reviews the current commission rates and discusses the execution capabilities and the services provided by the various brokers Dodge & Cox is utilizing in the execution of orders. Research services furnished by the brokers through whom Dodge & Cox effects security transactions for a Fund may be used in servicing some or all of Dodge & Cox’s accounts, however, all such services may not be used by Dodge & Cox in connection with a Fund. Aggregate brokerage commissions paid by Dodge & Cox Stock Fund, International Stock Fund and Balanced Fund during the last three years were as follows:

	2006	2005	2004

Dodge & Cox Stock Fund[1]	9,603,404	12,169,284	12,877,026

Dodge & Cox International Stock Fund[2]	15,953,740	10,276,797	4,723,178

Dodge & Cox Balanced Fund[1]	2,491,645	3,593,895	3,956,476

[1]	The decrease in brokerage commissions from 2005 to 2006 was primarily due to an aggregate decrease in commission rates.
[2]	The increases in brokerage commissions from 2005 to 2006 and 2004 to 2005 were primarily due to large increases in subscription activity.

In 2006, the Dodge & Cox Stock Fund, International Stock Fund, and Balanced Fund paid brokerage commissions of $6,794,811, $13,310,410, and $1,671,983, respectively, from aggregate portfolio transactions of $8,785,845,071, $10,144,512,078, and $2,214,455,220, respectively, to brokers that provided research services.

Investment decisions for a Fund are made independently from those of the other Funds and other accounts managed by Dodge & Cox. It may frequently develop that the same investment decision is made for more than one account. Simultaneous transactions may often occur when the same security is suitable for the investment objective of more than one account. When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the transactions are averaged as to price and allocated as to amount in accordance with a formula equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or availability of the security as far as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

CAPITAL STOCK

The Trust, organized as a Delaware statutory trust in 1998, has four classes of shares of beneficial interests, each share evidences a beneficial ownership interest in a Fund, and there is no limit to the number of shares that may be issued. Three series of the Trust are successors to Dodge & Cox Stock Fund established in 1965, Dodge & Cox Balanced Fund established in 1931 and Dodge & Cox Income Fund established in 1989. The Dodge & Cox International Stock Fund was established in 2001. All shares have the same rights as to redemption, dividends, and in liquidation. All shares issued are fully paid and non-assessable, are transferable, and are redeemable at net asset value upon demand of the shareholder. Shares have no preemptive or conversion rights. The Trust is not required to hold annual meetings of shareholders.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

The procedures for purchasing and redeeming shares of a Fund are described in the Funds’ Prospectus, which is incorporated herein by reference.

Net Asset Value per Share. The purchase and redemption price of a Fund’s shares is equal to a Fund’s net asset value per share (NAV) or share price. A Fund determines its NAV by subtracting a Fund’s total liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities a Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV of a Fund is normally calculated as of the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open for trading. The NYSE is closed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Determination of NAV (and the offering, redemption and repurchase of shares) for a Fund may be suspended when (a) the NYSE is closed, other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (d) a governmental body having jurisdiction over a Fund may by order permit such a suspension for the protection of a Fund’s shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

In determining total NAV of a Fund, stocks are valued at market price, using as a price the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and computerized pricing models. Under certain circumstances, fixed-income securities that are not valued by pricing services are temporarily valued by Dodge & Cox utilizing both dealer-supplied valuations and computerized pricing models. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Short-term securities are valued at amortized cost which approximates current value. Security values are not discounted based on the size of the Fund’s position.

Trading in securities denominated in foreign currencies and traded on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund’s NAV is not calculated. Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the value of these foreign securities occur, the securities will be valued at fair value.

In-Kind Exchange of Securities. Dodge & Cox may, at its discretion, permit you to purchase shares of a Fund through the exchange of other securities you own. Any securities exchanged (i) must meet the investment objective, policies and limitations of the Fund; (ii) must have a readily ascertainable market value; (iii) must be liquid; (iv) must not be subject to restrictions on resale; and (v) the market value of any securities exchanged, plus any cash, must be at least $25 million; Dodge & Cox reserves the right to make exceptions to this minimum at its discretion. Dodge & Cox has unlimited discretion to accept or reject any securities submitted for exchange. Fund shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled—within 3 business days following the date of the exchange. The basis of the exchange will depend upon the net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

Redemptions in Kind. The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund’s NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

TAXATION OF THE FUNDS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (Code), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive. You should consult your own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify each year as a regulated investment company under the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more controlled issuers in the same or similar or related trades or businesses, or in certain publicly traded partnerships. As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends which are taxable to shareholders as ordinary income, even if those distributions are attributable (wholly or partly) to net long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

You need to be aware of the possible tax consequences when:

•	You sell Fund shares, including an exchange from one Fund to another.

•	A Fund makes a distribution to your account.

Taxes on Fund Redemptions. Upon a redemption, sale or exchange of shares of a Fund, you will realize a taxable gain or loss depending upon your basis in your shares. A gain or loss will generally be treated as capital gain or loss, and the rate of tax will depend upon your holding period for your shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the acquired shares will be adjusted to reflect the disallowed loss. If you hold Fund shares for six months or less and during that period receive a distribution taxable to you as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

In January, you will be sent Form 1099-B, indicating the amount of sales made in a Fund during the prior year. This information will also be reported to the IRS. For certain accounts opened after September 30, 1987, the Funds will provide you with the average cost of the shares sold during the year, based on the “average cost single category” method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as the “specific identification” method. However, if you change your method for determining cost basis with respect to a Fund, the IRS may determine that you have made an unauthorized change to your method of accounting. You should consult your own tax advisor before changing methods.

To help you maintain accurate records, you will be sent a confirmation immediately following each transaction (except for systematic purchases) and quarterly and year-end statements detailing all transactions in your account during the year.

Taxes on Fund Distributions. The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until shareholders withdraw money from them.

Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in Fund shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. Holders of a Dodge & Cox Fund, other than the Income Fund, may be able to take such a deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

A portion of the dividends paid to you by a Fund may be qualified dividends subject to a maximum tax rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend. The lower rates on qualified dividends is scheduled to expire after December 31, 2008 in absence of further action by Congress. Dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to you as long-term gain, regardless of how long you have held Fund shares. Net capital gains from assets held by a Fund for one year or less will be taxed as ordinary income.

In January, you will be sent Form 1099-DIV indicating the tax status of any distributions paid to you during the prior year. This information will also be reported to the IRS. You will generally be taxed on distributions you receive from a Fund. If a Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

Pass-Through of Foreign Tax Payments (Dodge & Cox International Stock Fund). The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s income dividends paid to you. If more than 50% of the Fund’s total assets at the end of a taxable year is invested in foreign securities and the Fund distributes at least 90% of its investment company taxable income, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct your pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions, but such shareholders may be eligible to claim the foreign tax credit. No credit may be claimed by you with respect to Fund shares that you have held less than 16 days during the 31-day period beginning 15 days before the ex-dividend date of any dividend. You will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to your foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income flows through to you. Gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuations gains from foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Fund. If the Fund is not eligible to make the election to “pass through” to you its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income, and the distributions by the Fund will be treated as United States source income.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Effect of Foreign Debt Investment on Distributions (Dodge & Cox International Stock Fund). Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to you as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to you for federal income tax purposes, rather than as an ordinary dividend, reducing your basis in your Fund shares.

Federal Tax Treatment of Foreign Currency Transactions (Dodge & Cox International Stock Fund). The Fund may enter into certain foreign currency transactions which will be treated as “Section 1256 contracts” or straddles. Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of the Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction or received cash to pay such distributions.

Certain foreign currency transactions that offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.

In order for the Fund to continue to qualify as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gains realized from foreign forward exchange contracts on currencies or certain other foreign currency gains are qualifying income for purposes of the 90% requirement.

PFIC Securities. A Dodge & Cox Fund, other than the Income Fund, may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. The Fund intends to mark-to-market these securities and recognize any realized or unrealized gains at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund may be required to distribute, even though it has not sold the securities.

Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed if certain other conditions are met.

Market Discount. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Tax Effect of Buying Shares before a Capital Gain or Income Distribution. If you buy shares shortly before or on the “record date” for a Fund distribution — the date that establishes you as the person to receive the upcoming distribution — you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out a Fund’s record date before investing. Of course, a Fund’s share price may, at any time, reflect undistributed capital gains or income. Unless a Fund incurs offsetting losses, these amounts will eventually be distributed as a taxable distribution.

Backup Withholding on Dividends, Capital Gain Distributions and Redemptions. Each Fund generally will be required to withhold federal income tax (“backup withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds otherwise payable to you if (1) you fail to furnish the Fund with your correct taxpayer identification number or social security number, (2) the IRS notifies you or the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, you fail to certify that you are not subject to backup withholding. The rate of backup withholding is currently 28%. Any amounts withheld may be credited against your federal income tax liability.

Other Taxation

Distributions may be subject to state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of a U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

The discussion above and in the Funds’ Prospectus regarding the federal income tax consequences of investing in a Fund have been prepared by Dodge & Cox and do not purport to be complete descriptions of all tax implications of an investment in a Fund. You are advised to consult with your own tax adviser concerning the application of federal, state and local taxes to an investment in a Fund. The Trust’s legal counsel has expressed no opinion in respect thereof.

PRINCIPAL UNDERWRITER

The Trust is the sole and principal underwriter of the shares of the Funds.

PERFORMANCE INFORMATION

Each Fund may include figures indicating its total return or yield in advertisements or reports to shareholders or prospective investors.

Total Return (before taxes)

Quotations of a Fund’s average annual total rate of return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years, will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and capital gains distributions are reinvested when paid, but will not take into account any income taxes payable by shareholders, and will be calculated according to the following formula:

P (1 + T)[n] = ERV

where	P	=	a hypothetical initial payment of $1,000,

	T	=	the average annual total return,

	n	=	the number of years,

	ERV	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return after Taxes on Distributions

A Fund’s average annual return after taxes on distributions will be calculated according to the following formula:

P (1 + T)[n] = ATVD

where	P	=	a hypothetical initial payment of $1,000,

	T	=	the average annual total return (after taxes on distributions),

	n	=	the number of years,

	ATVD	=	the ending value of a hypothetical $1,000 payment made at the beginning of the period, after taxes on fund distributions, but not after taxes on redemption.

Average Annual Total Return after Taxes on Distributions and Redemption

A Fund’s average annual return after taxes on distributions and redemption will be calculated according to the following formula:

P (1 + T)[n] = ATVDR

where	P	=	a hypothetical initial payment of $1,000,

	T	=	the average annual total return (after taxes on distributions and redemption),

	n	=	the number of years,

	ATVDR	=	the ending value of a hypothetical $1,000 payment made at the beginning of the period, after taxes on fund distributions and after taxes on redemption.

The average annual total returns of the Funds for the one, five and ten-year periods (or for the periods the Fund has been in operation) ended December 31, 2006 were as follows:

	1 Year	5 Years	10 Years
Dodge & Cox Stock Fund
Return before Taxes	18.54%	12.84%	14.23%
Return after Taxes on Distributions	17.49	12.09	12.54
Return after Taxes on Distributions and Sale of Fund Shares	13.33	11.00	11.84

	1 Year	5 Years	Life of Fund*
Dodge & Cox International Stock Fund
Return before Taxes	28.00%	20.77%	16.60%
Return after Taxes on Distributions	27.65	20.55	16.36
Return after Taxes on Distributions and Sale of Fund Shares	19.02	18.48	14.70

* For the period from May 1, 2001 through December 31, 2006
	1 Year	5 Years	10 Years
Dodge & Cox Balanced Fund
Return before Taxes	13.84%	10.68%	11.79%
Return after Taxes on Distributions	12.48	9.51	9.68
Return after Taxes on Distributions and Sale of Fund Shares	10.00	8.75	9.23

Dodge & Cox Income Fund
Return before Taxes	5.30%	5.48%	6.52%
Return after Taxes on Distributions	3.51	3.73	4.32
Return after Taxes on Distributions and Sale of Fund Shares	3.41	3.65	4.23

Total return indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and changes in net asset value per share during the period. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.

Quotations of yield, as defined by the SEC, will be based on net investment income per share earned during a given thirty-day period and will be computed by dividing this net investment income by the net asset value per share on the last day of the period and annualizing the results according to the following formula:

			YIELD = 2[(	a-b cd	+1)[6] -1]

where	a	=	dividends and interest earned during the period,

	b	=	expenses accrued for the period (net of reimbursements or waivers),

	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and

	d	=	the maximum offering price per share on the last day of the period.

The Funds’ current yields for the thirty days ended December 31, 2006 were as follows:

Dodge & Cox Stock Fund	1.26%

Dodge & Cox International Stock Fund	1.37%

Dodge & Cox Balanced Fund	2.53%

Dodge & Cox Income Fund	5.11%

Yield does not directly reflect changes in net asset value per share which occurred during the period.

As appropriate, performance information for a Fund may be compared in reports and promotional literature to: (i) the Standard & Poor’s 500® Composite Index, MSCI® Indices, the Lehman Brothers® Aggregate Bond Index, or various other unmanaged indices of the performance of various types of investments, so that investors may compare a Fund’s results with those of indices widely regarded by investors as representative of the security markets in general, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for a Fund reflects only the performance of hypothetical investments in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future because, unlike some bank deposits or other investments which pay a fixed yield for a stated period of time for a fixed-principal amount, the performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in a Fund’s expenses and in the asset size of a Fund. Performance information should be considered in light of a Fund’s investment objectives and policies, the types and quality of a Fund’s portfolio investments, market conditions during the particular time period and operating expenses. Further information about the performance of a Fund is contained in each Fund’s Annual Report which may be obtained without charge from the Fund.

FINANCIAL STATEMENTS

Please refer to the Dodge & Cox Stock, International Stock, Balanced and Income Funds’ Financial Statements consisting of the financial statements of the Fund and the notes thereto, and the report of the Independent Registered Public Accounting Firm contained in each Fund’s 2006 Annual Report to Shareholders. The Financial Statements and the report of the Independent Registered Public Accounting Firm (but no other material from the Annual Report) are incorporated herein by reference. Additional copies of the Annual Report may be obtained from a Fund at no charge by writing, visiting the Funds’ web site at www.dodgeandcox.com, or telephoning the Fund (1-800-621-3979).

APPENDIX A: RATINGS

A debt obligation rating by Moody’s, Fitch or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The following is a description of the characteristics of ratings as published by Moody’s, Fitch and S&P.

RATINGS BY MOODY’S (MOODY’S INVESTORS SERVICE)

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modification 1 indicates that the security ranks in the higher end of its generic rating group; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating group.

RATINGS BY FITCH (FITCH RATINGS)

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B For issuers and performing obligations, B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “R1” (outstanding).

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating groups.

RATINGS BY S&P (STANDARD & POOR’S RATINGS GROUP)

AAA Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated groups.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this group than in higher-rated groups.

BB, B Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating groups.

All references, in this SAI and the Funds’ Prospectus, to a rating classification incorporates the full range of modifiers for the classification. For example, a reference to Moody’s “Aa” or S&P’s “AA” quality rating incorporates Aa1 to Aa3 and AA+ to AA-, respectively.

DODGE & COX FUNDS

PROXY VOTING POLICIES AND PROCEDURES

Revised February 5, 2007

The Dodge & Cox Funds have authorized Dodge & Cox to vote proxies on behalf of the Dodge & Cox Funds pursuant to the following Dodge & Cox Proxy Voting Policies & Procedures. To the extent issues are not covered by the Dodge & Cox Proxy Voting Policies & Procedures, the Dodge & Cox Funds have authorized Dodge & Cox to vote proxies in its absolute discretion after taking into consideration the best interests of the Dodge & Cox Funds and its shareholders.

The following proxy voting policies and procedures (“Policies and Procedures”) have been adopted by Dodge & Cox, a California corporation (“Dodge & Cox”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Dodge & Cox’s clients include Dodge & Cox Funds (the “Trust”), an investment company registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of four series (Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund, collectively, the “Funds”) as well as individuals, corporations and pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

These Policies and Procedures are adopted to ensure compliance by Dodge & Cox with Rule 206(4)-6 under the Advisers Act, Rule 30b1-4 and Form N-1A under the 1940 Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff. Dodge & Cox follows these Policies and Procedures for each of its clients as required under the Advisers Act and other applicable laws, unless expressly directed by a client in writing to refrain from voting that client’s proxies (or, to the extent permitted by applicable law, to vote in accordance with the client’s proxy voting policies and procedures). To the extent issues are not covered by the Dodge & Cox Proxy Policies and Procedures, Dodge & Cox will vote proxies in its absolute discretion after taking into consideration the best interests of its clients (i.e., the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.).

GENERAL POLICY

Dodge & Cox maintains a policy of voting proxies in a way which, in Dodge & Cox’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. Dodge & Cox believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, Dodge & Cox is primarily concerned with maximizing the value of its clients’ investment portfolios. Dodge & Cox normally votes in support of company management, but votes against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

In those instances in which Dodge & Cox has been given full discretion with regard to proxies, Dodge & Cox voted and will continue to vote based on its principle of maximizing shareholder value, as described above.

PROXY DECISION-MAKING PROCESS

All proxies are reviewed by Dodge & Cox’s designated Proxy Officer. The Proxy Officer votes the proxies according to these guidelines and consults the Proxy Policy Committee (consisting of the current Proxy Officer, appropriate securities analyst, a subset of the firm’s Investment Policy Committee and International Investment Policy Committee, and a member of the Legal/Compliance Department). The Proxy Committee reviews these guidelines and issues not clearly covered by these guidelines and decides on an appropriate policy or recommends further review by the entire Investment Policy Committee (or, if the security which entitles Dodge & Cox to vote is held by the International Stock Fund, the International Investment Policy Committee).

To assist Dodge & Cox with its research and decision-making process and to help Dodge & Cox stay abreast of current issues, it has retained the services of an outside proxy administrator to administer proxy voting and reporting for Dodge & Cox’s clients. Dodge & Cox votes each proxy while the proxy administrator ensures that the decisions are implemented for each client. Additionally, Dodge & Cox has retained the services of an outside proxy research firm to provide Dodge & Cox with research relating to proxy issues and to make proxy voting recommendations. The Proxy Officer is responsible for: (i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with analysts for the relevant portfolio security (and the Proxy Policy Committee if necessary); and (v) maintaining proxy voting records.

PRACTICAL LIMITATIONS RELATING TO PROXY VOTING

While Dodge & Cox uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Dodge & Cox to vote proxies (e.g., limited value or unjustifiable costs). Such circumstances include when a client has loaned securities to a third party and is unable to recall the securities in sufficient time to vote the proxies by the required deadline. Additionally, Dodge & Cox may not be able to vote proxies in connection with certain holdings of foreign securities if Dodge & Cox does not receive the proxy statement in time to vote the proxies or is unable to meet the requirements necessary to vote the securities (e.g., shareblocking, limited value, unjustifiable costs, custodial processing delays or securities on loan).

PROXY VOTING GUIDELINES

PLEASE NOTE: The examples below are provided to give a general indication as to how Dodge & Cox will vote proxies on certain issues. However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. It is also important to note that the proxy voting policies described herein may at times be inconsistent with our investment decisions.

I.	Routine Business

A.	Approval of Auditors (unless a change is not satisfactorily explained) and Compensation in Line with Prevailing Practice.

B.	Change Date and Place of Annual Meeting (if not associated with a takeover).

C.	Change in Company Name.

D.	Approval of Financial Statements (foreign companies).

E.	Payment or Distribution of Dividends (foreign companies).

F.	Other Business (domestic companies).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above referenced and other routine issues.

II.	Capitalization/Reorganization

A.	Issuance of Securities to Meet Ongoing Corporate Needs.

B.	Approve Stock Split.

C.	Share Repurchase Authorization.

D.	Cancel Treasury Shares (in connection with a Share Repurchase Program).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above referenced and similar issues.

E.	Issuance of Blank Check Preferred.

Dodge & Cox supports management’s ability to raise capital to meet ongoing business needs. However, the ability to issue large blocks of securities for any purpose without shareholder approval can be detrimental to shareholder value. A company can issue and place large blocks of stock in "friendly" hands to thwart or deter an unwanted takeover. Dodge & Cox typically supports provisions where a company expressly states that the securities would not be used as a takeover defense nor carry special voting rights.

F.	Reincorporation.

Dodge & Cox generally supports management’s decision to reincorporate in another location for reasons other than to prevent takeover attempts.

III.	Compensation

A.	Compensation, Stock Option, Employee Stock Purchase Plans and Savings Plans.

Dodge & Cox typically supports measures which enable companies to attract and retain key employees and directors. Dodge & Cox reviews each compensation plan to evaluate whether the plan overly dilutes shareholder value. Dodge & Cox uses an independent proxy administrator which provides research on proxy issues as a source to help determine the dilutive effects of each plan. Dodge & Cox favors plans which reward long-term performance and align management and shareholders’ interests.

B.	Golden Parachutes.

Provisions for “golden parachutes” are evaluated on a case-by-case basis. Dodge & Cox would generally support golden parachutes where it believes that they would enable the company to attract and retain key executives. However, Dodge & Cox would normally vote against golden parachutes where the payment is particularly onerous and, therefore, deters a takeover, and/or does not align management’s interests with those of the shareholders’.

C.	Expensing Options.

The Financial Accounting Standards Board now requires U.S. public companies to expense options. For international companies, Dodge & Cox will generally support proposals establishing a policy of expensing the costs of all stock options issued by a company in the company’s annual income statement. Dodge & Cox believes that the lack of option expensing may be a factor in encouraging excessive use of options in a company’s compensation plans and that unexpensed options can obscure and understate the cost of executive compensation.

D.	Claw-Back of Payments Under Restatement.

In evaluating claw-back shareholder proposals, Dodge & Cox will consider if the company has a history of negative material restatements and/or if the company has already adopted a formal claw-back policy. While Dodge & Cox would typically vote against shareholder proposals requesting that companies adopt a policy that seek to recoup bonuses/awards in the event of a significant negative restatement of financial results, each proposal will be reviewed on a case-by-case basis.

E.	Advisory Votes on Compensation.

Dodge & Cox typically supports management’s discretion to set compensation for executive officers, and an advisory vote could potentially be disruptive and undermine the finality of compensation arrangements. Therefore, Dodge & Cox will typically vote against shareholder proposals that require management to adopt an advisory vote for compensation practices.

IV.	Board Related

A.	Election of Directors in Uncontested Elections.

B.	Indemnification of Officers and Directors in Line with Prevailing Practice.

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above issues, however, when reviewing foreign indemnification proposals, Dodge & Cox will consider using Delaware law as a benchmark for evaluating appropriate levels of indemnification for officers and directors.

C.	Board Structure.

There is no optimal size or composition of inside and outside directors that fits every company. Dodge & Cox considers the composition, reputation and experience of a company’s Board in the process of reviewing the merits of investing in a particular company’s shares. Dodge & Cox prefers that the number of directors be fixed and cannot be altered without shareholder approval; allowing management to increase or decrease the size of the Board can be used as an anti-takeover defense. Dodge & Cox also prefers that companies have a majority of independent directors and for companies to have compensation and audit committees composed entirely of independent directors.

D.	Independent Chairman (Separate Chairman / Chief Executive Officer).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. Directors and management of companies are in the best position to determine an efficient, functional structure for the board of directors and splitting the positions of Chief Executive Officer and Chairman may not be in the best interests of the company or its’ shareholders. Dodge & Cox typically will vote in accordance with company management on the above issues.

E.	Directors’ Term in Office / Length of Service / Mandatory Retirement Age.

Dodge & Cox generally believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the Board. Rather than impose restrictions on a director’s tenure, Dodge & Cox believes that shareholders gain much more by retaining the ability to evaluate and cast their vote on all director nominees each year.

F.	Shareholders’ Ability to Remove and Approve Directors.

Dodge & Cox believes that fair and democratic access to the Board is an important factor in increasing the accountability of the Board of Directors to shareholders. Thus, Dodge & Cox would support proposals whereby nominations of directors by a stockholder would be included in the proxy statement and ballot. Dodge & Cox would vote against proposals restricting the shareholders’ ability to remove a director, as it could serve to entrench management. Dodge & Cox does not support proposals giving continuing directors the right to fill vacant Board seats without shareholder approval.

G.	Majority of Votes to Elect Directors.

Dodge & Cox does not support requiring a majority of votes for the election of directors. Such proposals go beyond what is typically required under state law, which typically provides for the election of directors by a plurality of votes. Dodge & Cox believes that the potential costs and uncertainty that may result in requiring a majority of votes is not in the best interests of shareholders. Dodge & Cox considers the competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security.

H.	Classified Boards / Annual Elections.

Dodge & Cox does not support classified Boards because this makes a change in Board control more difficult to effect, and hence may reduce the accountability of the Board to shareholders.

I.	Cumulative Voting.

Dodge & Cox takes the position that significant minority shareholders should have the opportunity to be represented on the Board of Directors. Such representation is made possible by a policy supporting cumulative voting.

J.	Directors Required to Own Specified Amount of Company Stock.

Dodge & Cox typically does not support proposals requiring directors to own a specific amount of a company’s shares, as it could prove onerous to qualified individuals who could otherwise contribute significantly to the company.

K.	Include Shareholders’ Nominations of Directors in Proxy.

Dodge & Cox supports including shareholders’ nominations of directors in the proxy statement and ballot as it serves to increase the accountability of the Board to shareholders. Dodge & Cox believes that fair and democratic access to the Board is an important part of increasing accountability.

L.	Retirement Benefits for Non-Employee Directors.

Dodge & Cox typically does not support shareholder proposals which seek to eliminate retirement benefits for non-employee directors. Dodge & Cox believes such proposals could hinder companies from attracting and retaining qualified Board members.

M.	Director Compensation.

Dodge & Cox typically does not support shareholder proposals which seek to pay directors partially or solely in stock. Dodge & Cox believes that the Compensation Committee or full Board is best qualified to design compensation packages which will attract, motivate and retain capable directors.

V.	Anti-Takeover/Business Combinations

Generally, Dodge & Cox does not support those provisions which Dodge & Cox believes negatively impact the value of the shares by deterring an unwanted tender or takeover offer. Toward that end, Dodge & Cox generally supports the right of shareholders to vote on issues pertaining to business combinations, restructurings, and changes in capitalization. Dodge & Cox does, however, support those policies that grant management time in which to respond to an unsolicited offer and which discourage two-tier offers.

A.	Opt Out of State Law Business Combination Provisions.

Dodge & Cox generally supports shareholder proposals to "opt-out" of certain state laws designed to deter unwanted takeovers. The corporation can continue to receive the many benefits of incorporation in a particular state, while the "opt-out" removes anti-takeover provisions that may detract from shareholder value.

B.	Fair Price.

While Dodge & Cox would support a Fair Price provision concerned only with preventing two-tier offers, many also give the Board sole discretion in determining the "fair price" of its securities. This determination can be overridden only by a supermajority vote of the shareholders. Dodge & Cox believes that this is in conflict with Dodge & Cox’s policy of preserving shareholder value.

C.	Supermajority.

Dodge & Cox does not support supermajority voting provisions. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.

D.	Shareholder Rights Proposals / Poison Pills.

Generally, Dodge & Cox supports management’s decision to implement shareholder’s rights programs because they do not seem to deter or prevent takeovers, but instead provide the Board time to pursue alternatives often resulting in better value for shareholders. Dodge & Cox generally supports shareholder proposals requesting that the company submit existing or future shareholder’s rights programs to a shareholder vote. In considering proposals to ratify shareholder’s rights programs, Dodge & Cox will generally consider the following criteria, among other factors:

•	20% or higher flip-in or flip-over

•	Two-to three-year sunset provision

•	No dead-hand, slow-hand, no-hand or similar features

•

Shareholder redemption feature—if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

E.	Greenmail.

Dodge & Cox does not support the payment of "greenmail", the situation in which a potential bidder is paid a premium as a condition of not pursuing a takeover of or restructuring of the company, since one shareholder profits at the expense of the others.

F.	Mergers, Acquisitions and Spin-offs.

Dodge & Cox considers each proposal concerning a merger, acquisition or spin-off on a case-by-case basis. Dodge & Cox will generally support these types of corporate restructurings where it believes that they would maximize long-term shareholder value. When Dodge & Cox is in favor of a merger, acquisition or spin-off, Dodge & Cox will typically support a proposal to adjourn the meeting when votes for a merger or acquisition are insufficient, as this gives management additional opportunities to present shareholders with information about its proposals.

G.	Amend Bylaws Without Shareholder Consent.

Dodge & Cox generally opposes proposals giving the Board of Directors exclusive authority to amend the bylaws of the company without seeking shareholder consent.

VI.	Shareholders Rights

A.	Confidential Voting.

Since there exists the possibility that certain shareholders may be subject to undue pressure to vote in favor of management, Dodge & Cox believes that the voting process is better served by confidentiality.

B.	Right to Call Meetings.

Dodge & Cox generally opposes proposals seeking to limit the ability of shareholders to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value.

C.	Shareholder Action by Written Consent.

Dodge & Cox supports the right of shareholders to take action by written consent because it facilitates broader corporate governance.

D.	Supermajority.

Dodge & Cox does not support supermajority voting provisions with respect to corporate governance issues. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.

E.	Omission of "Irrelevant" Proxy Issues.

Dodge & Cox has made it a policy not to get involved in determining what is appropriate for a company to include or exclude in its proxy statements, as there are very specific rules laid out by the SEC governing this issue. Dodge & Cox considers the proxy process to be a very important part of corporate governance, and would consider any effort to limit this shareholder forum as an effort to reduce the accountability of management. Dodge & Cox defers to the SEC rules on this matter.

F.	One Share, One Vote.

Dodge & Cox is generally opposed to dual-class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, all things equal, Dodge & Cox will generally oppose the creation of separate classes with different voting rights, and will typically support the dissolution of such classes in cases where controlling interest significantly outweighs economic interest. However, for an existing dual class structure, Dodge & Cox may consider management’s record with respect to management and governance on a case-by-case basis.

VII.	Social/Environmental (representative issues)

Consumer/Health/Social	Environment and Energy	General Corporate Issues	Labor Standards and Human Rights	Military	Workplace Diversity
Animal Rights and Testing	Environment/ CERES Principles	Charitable/Political Contributions	Myanmar	Sales of Firearms	Board Diversity
Drug pricing	Nuclear Power/Waste Disposal	Link Executive Compensation to Social Performance	China		Sexual Orientation
Genetically modified food	Renewable energy		Ireland/ MacBride Principles
Sales of Tobacco	Global Warming		Labor Standards and Human Rights
Israel/Palestine	Sustainability Report		International Codes of Conduct/Vendor Standards
Mexico/Maquiladora
Debt to Certain Nations
Reproductive Rights
HIV/AIDS
Predatory Lending
Job Loss/Relocation

Dodge & Cox generally supports management’s decisions regarding the company’s day-to-day business operations so long as the company is complying with applicable laws and regulations. Dodge & Cox is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals regarding social/human rights, economic, and health/environmental issues unless there is a demonstrable positive economic impact on the corporation.

VIII.	Mutual Fund Proxies

Election of Trustees/Directors.

In general, Dodge & Cox has confidence in the abilities and motives of the Board of the mutual funds in which Dodge & Cox invests and typically will vote in support of the proposed nominees in uncontested elections.

Investment Advisory Agreement.

We vote on investment advisory agreements on a case-by-case basis.

Fundamental Investment Restrictions.

We vote on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

Distribution Agreements.

We vote on distribution agreements on a case-by-case basis.

CONFLICTS OF INTEREST

Dodge & Cox is sensitive to conflicts of interest that may arise in the proxy decision making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Dodge & Cox; (ii) a proponent of a proxy proposal has a business relationship with Dodge & Cox (e.g., an employee group for which Dodge & Cox manages money); (iii) Dodge & Cox has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) a Dodge & Cox employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Dodge & Cox executive has a relative who serves as a director of a company). Dodge & Cox is committed to resolving all such and similar conflicts in its clients’ best interests. Dodge & Cox has developed these Policies and Procedures to serve the best interests of its clients, and accordingly, will generally vote pursuant to these Policies and Procedures when conflicts of interest arise. When there are proxy voting proposals, however, that give rise to conflicts of interest and are not addressed by these Policies and Procedures, the Proxy Policy Committee will consult Dodge & Cox’s Compliance Officer and senior management. The Proxy Policy Committee, Compliance Officer and senior management will consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Dodge & Cox and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Dodge & Cox’s obligation to vote in its clients’ best interests.

PROXY VOTING RECORDKEEPING

Dodge & Cox maintains records of the following items: (i) these Policies and Procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes Dodge & Cox cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written requests for proxy voting information and Dodge & Cox’s response to such request (whether a client’s request was oral or in writing); and (v) any documents prepared by Dodge & Cox that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, Dodge & Cox will maintain any documentation related to an identified material conflict of interest.

Dodge & Cox or its agent will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, Dodge & Cox or its agent will store such records at its principle office.

REVIEW OF POLICIES AND PROCEDURES

These Policies and Procedures will be subject to periodic review as deemed appropriate by Dodge & Cox.

HOW TO OBTAIN DODGE & COX FUNDS PROXY VOTING RECORD

Information regarding how Dodge & Cox, on behalf of the Dodge & Cox Funds, voted proxies relating to the Dodge & Cox Funds’ portfolio securities for the 12 months ending June 30 is available on the Dodge & Cox Funds website at www.dodgeandcox.com and on the SEC’s website at http://www.sec.gov.

DODGE & COX FUNDS

PART C – OTHER INFORMATION

Item 23.	Exhibits:

	(a)	Trust Instrument *

	(b)	Bylaws *

	(d)	Investment Management Agreements **

	(e)	Distributing Agent Agreement ***

	(g)	Form of Custody Agreement **

	(h) 1	Form of Transfer Agency Agreement **

	(h) 2	Anti-Money Laundering Amendment to Form of Transfer Agency Agreement ****

	(h) 3	Appendix A-1 of Anti-Money Laundering Amendment dated July 5, 2006 to Form of Transfer Agency Agreement

	(i) 1	Opinion and Consent of Counsel *****

	(i) 2	Consent of Independent Legal Counsel to the Independent Trustees

	(i) 3	Consent of Legal Counsel to the Funds

	(j) 1	Consent of Independent Registered Public Accounting Firm

	(j) 2	Signatures/Power of Attorney****

	(p)	Code of Ethics

*	Exhibits were filed with Post-Effective Amendment No. 62 as EX-23.B1 and Ex-23.B2, respectively, and are herein incorporated by reference.
**	The Investment Management Agreement (Dodge & Cox International Stock Fund only) and the Amended and Restated Custodian Agreement (Dodge & Cox Funds) exhibits were filed with Post-Effective Amendment No. 67, the remaining exhibits were filed with Post-Effective Amendment No. 63. All exhibits are herein incorporated by reference.
***	Exhibit was filed with Post-Effective Amendment No. 66.
****	Exhibit was filed with Post-Effective Amendment No. 70. Power of Attorney for John B. Taylor filed with Post-Effective Amendment No. 74. Power of Attorney for David H. Longhurst filed herewith.
*****	Exhibit was filed with Post-Effective Amendment No. 67.

Item 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None: Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund

Item 25.	INDEMNIFICATION

Section 10.02 of the Trust Instrument, filed as Exhibit 23(a) to this Registration Statement, provides for indemnification of Trustees of the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustees, officers or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant and Dodge & Cox maintain officers’ and directors’ liability insurance in the amount of $80,000,000 with no deductible for the Trust’s officers and trustees and $500,000 deductible for the joint insured entities. An additional “Side A Excess” policy in the amount of $10,000,000 covers additional liabilities of the independent trustees of the Trust.

Item 26.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Dodge & Cox serves as the investment adviser to the Registrant. Dodge & Cox also serves as investment adviser to institutional and individual separate accounts. It has no other business activities. Business backgrounds of the principal executive officers and directors of the adviser who also hold positions with the Registrant are included under “Management of the Fund – Officers and Trustees” in Part B of the Registration Statement.

Item 27.	PRINCIPAL UNDERWRITERS

(a)	None. Each series is a no-load, open and management investment company selling shares directly to the public.

(b)	Not Applicable

(c)	Not Applicable

Item 28.	LOCATION OF ACCOUNTS AND RECORDS

Dodge & Cox 555 California Street, 40th Floor San Francisco, CA 94104

Boston Financial Data Services Inc. 66 Brooks Drive, Suite 1 Braintree, MA 02184

State Street Bank and Trust Company Lafayette Corporate Center, 4th Floor Boston, Massachusetts 02101-0351

Item 29.	MANAGEMENT SERVICES

Not Applicable

Item 30.	UNDERTAKINGS

Registrant hereby undertakes to furnish to each person, to whom Registrant’s Prospectus is delivered, a copy of the most recent Annual Report to Shareholders of the relevant portfolio upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under rule 485(a) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Francisco and State of California on the 28th day of February, 2007.

DODGE & COX FUNDS

*By:	/s/ John A. Gunn
John A. Gunn Chairman (Principal Executive Officer)

*By:	/s/ Thomas M. Mistele
Thomas M. Mistele as attorney-in-fact**

Dodge & Cox Funds is organized under a Trust Instrument dated February 13, 1998, a copy of which is on file with the Secretary of State of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant as provided in the Trust Instrument of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ John A. Gunn John A. Gunn	Chairman and Trustee (Principal Executive Officer)	February 28, 2007

/s/ Kenneth E. Olivier Kenneth E. Olivier *	President and Trustee	February 28, 2007

/s/ Dana M. Emery Dana M. Emery*	Vice President and Trustee	February 28, 2007

/s/ David H. Longhurst David H. Longhurst*	Treasurer (Principal Financial and Accounting Officer)	February 28, 2007

/s/ William F. Ausfahl William F. Ausfahl*	Trustee	February 28, 2007

Signature	Title	Date

/s/ L. Dale Crandall L. Dale Crandall*	Trustee	February 28, 2007

/s/ Thomas A. Larsen Thomas A. Larsen*	Trustee	February 28, 2007

/s/ John B. Taylor John B. Taylor*	Trustee	February 28, 2007

/s/ Will C. Wood Will C. Wood*	Trustee	February 28, 2007

*By:	/s/ Thomas M. Mistele
Thomas M. Mistele Secretary as attorney-in-fact**

**	Powers of Attorney are filed with Post-Effective Amendment No. 69; Power of Attorney for John B. Taylor filed with Post-Effective Amendment No. 74. Power of Attorney for David H. Longhurst filed herewith.

DODGE & COX FUNDS

INDEX TO EXHIBITS

ITEM 23(a)	Trust Instrument *	EX-99.(a)
ITEM 23(b)	Bylaws *	EX-99.(b)
ITEM 23(d)	Investment Management Agreements **	EX-99.(d)
ITEM 23(e)	Distributing Agent Agreement ***	EX-99.(e)
ITEM 23(g)	Form of Custody Agreement **	EX-99.(g)
ITEM 23(h)1 ITEM 23(h)2	Form of Transfer Agency Agreement ** Anti-Money Laundering Amendment to Form of Transfer Agency Agreement ****	EX-99.(h)1 EX-99.(h)2
ITEM 23(h)3	Appendix A-1 of Anti-Money Laundering Amendment dated July 5, 2006 to Form of Transfer Agency Agreement	EX-99.(h)4
ITEM 23(i)1	Opinion and Consent of Counsel *****	EX-99.(i)1
ITEM 23(i)2	Consent of Independent Legal Counsel to the Independent Trustees	EX-99.(i)2
ITEM 23(i)3	Consent of Legal Counsel to the Funds	EX-99.(i)3
ITEM 23(j)1	Consent of Independent Registered Public Accounting Firm	EX-99.(j)1
ITEM 23(j)2	Signatures/Power of Attorney ****	EX-99.(j)2
ITEM 23(p)	Code of Ethics	EX-99.(p)

*	Exhibits were filed with Post-Effective Amendment No. 62 as EX-23.B1 and EX-23.B2, respectively, and are herein incorporated by reference.
**	The Investment Management Agreement (Dodge & Cox International Stock Fund only) and the Amended and Restated Custodian Agreement (Dodge & Cox Funds) exhibits were filed with Post-Effective Amendment No. 67, the remaining exhibits were filed with Post-Effective Amendment No. 63. All exhibits are herein incorporated by reference.
***	Exhibit was filed with Post-Effective Amendment No. 66.
****	Exhibit was filed with Post-Effective Amendment No. 70. Power of Attorney for John B. Taylor filed with Post-Effective Amendment No. 74. Power of Attorney for David H. Longhurst filed herewith.
*****	Exhibit was filed with Post-Effective Amendment No. 67.